ELFUN FUNDS


ANNUAL REPORT


December 31, 1997

                 Understanding Your Report


Chairman's Letter                                                     1
  John Myers on market events

Review of Performance and
Schedules of Investments

  Portfolio managers discuss your Funds' results in 1997

   Elfun Global Fund                                                  3

   Elfun Trusts                                                       8

   Elfun Diversified Fund                                            13

   Elfun Tax-Exempt Income Fund                                      24

   Elfun Income Fund                                                 33

   Elfun Money Market Fund                                           41


Notes to Performance                                                 45

Notes to Schedules of Investments                                    46

Financial Statements                                                 47

  Financial Highlights and Statements of Assets and
  Liabilities, Operations, and Changes in
  Net Assets

Notes to Financial Statements                                        56

Independent Auditors' Report                                         61

Elfun Funds Investment Team                                          64

Shareholder Services                                   Inside back cover

  How you can obtain more information

                  Highly Rated Elfun Funds

                                 BY MORNINGSTAR
                            Through December 31, 1997
--------------------------------------------------------------------------------

                       NUMBER
   FUND               OF FUNDS             STAR
(CATEGORY)           IN CATEGORY          RATING

--------------------------------------------------------------------------------
Elfun Global -- (International Equity)
--------------------------------------------------------------------------------
Overall and 3 year        684            ****
   5 year                 285            ****
   10 year                 96            ****


--------------------------------------------------------------------------------
Elfun Trusts -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year       2332            *****
   5 year                1292            ****
   10 year                676            *****


--------------------------------------------------------------------------------
Elfun Tax-Exempt Income -- (Municipal Bonds)
--------------------------------------------------------------------------------
Overall and 3 year       1491            ****
   5 year                 720            ****
   10 year                337            ****


--------------------------------------------------------------------------------
Elfun Income -- (Taxable Bonds)
--------------------------------------------------------------------------------
Overall and 3 year       1371            ****
   5 year                 771            ****
   10 year                323            ****
--------------------------------------------------------------------------------



Morningstar is an independent fund ranking company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1997. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day Treasury Bill returns. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                                                      A LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,


The U.S. equity and fixed income markets were very strong during 1997. Despite the volatility in the fourth quarter, the U.S. equity market as measured by the S&P 500 was up 33.3% for 1997 marking the first time in history that the U.S. equity market was up more than 20% for three consecutive years. The bond markets were strong, primarily due to the positive news on the inflation front. The international markets experienced periods of high volatility driven by uncertainty in the Asian markets which started in Southeast Asia and then moved on to Hong Kong and Korea. The international markets ended up 1.8% for the year as measured by the EAFE Index (Europe, Australia, Far East).


                           PERFORMANCE HIGHLIGHTS


In an environment marked by periods of market volatility, the funds, as a group, performed relatively well as four of our six funds placed in the top quarter versus their peers for 1997 according to Lipper Analytical Services, an independent mutual fund rating service. Elfun Trusts achieved its second best year since 1989 with a return of 30.9% and finished in the top 25% of its Lipper peer group. Both funds with U.S. equity exposure (Elfun Trusts and Elfun Diversified) achieved double-digit returns for the year. The fixed income funds did especially well compared to their peers, with Elfun Income performing in the top 10% of its peer group for the 1, 5, and 10 year periods. Elfun Money Market Fund's performance was in the top 3% of its peers for the 1 and 5 year periods, and Elfun Tax-Exempt was in the top 30%. Elfun Global completed a challenging year with a 8.5% total return, trailing the 15.8% return of the MSCI World Index. Although the fund's 1997 performance was hurt by its underweighting in the U.S. as well as the market challenge in Asia, the prior years solid performance of Elfun Global enabled the fund to achieve favorable 3, 5 and 10 year star ratings as measured by Morningstar, an independent fund ranking company which analyzes risk-adjusted performance. Our top rated Morningstar Funds are presented on the inside front cover of this report. The average returns for each

[GRAPHIC OMITTED]

[PHOTO OF John Myers]
applicable Lipper category and complete details on each fund's performance can be found on the various performance review pages included in this annual report.


                           CURRENT MARKET OUTLOOK


The fundamentals for higher U.S. stock prices still appear to be in place. Long-term interest rates are low, corporate earnings are for the most part solid, and inflation which grew by its lowest margin in 11 years, remains under control with few signs of picking up steam. Valuations, however, are at or near historical highs. With the uncertainty of how the economic problems in Asia will impact the global economy, stock selection will become increasingly important in 1998. Maintaining a long-term investment perspective is important in all market environments but it's particularly important when markets are likely to be volatile. The foreign markets are likely to continue to experience above average volatility, however, strong companies with solid fundamentals can still be found.


                            A WORD ABOUT SERVICE


Finally, in our ongoing effort to better serve you, our valued shareholder, you may have noticed that we made changes to our voice response system this year. We hope you have found these changes helpful. Send us a letter or give us a call at (1-800) 242-0134. We would like to know what you think. Providing you with the highest level of service every business day is important to all of us.

Sincerely,


/s/John Myers

John Myers

Chairman of the Board and President
General Electric Investment Corporation

John Myers is a seasoned veteran of GE's financial community and of GE Investments. John, previously Executive Vice President of GE Investments, began his GE career in 1970 after serving as an officer in the U.S. Navy. He progressed through several global financial assignments in GE corporate staff and GE Power Systems before joining GE Investments in 1986. John serves on the Board of Directors of Doubletree Hotels Corporation. He holds a B.S. in Mathematics from Wagner College, where he serves on the Board of Trustees.

                                   ELFUN GLOBAL FUND

QA&


Ralph Layman manages the international equity operation with total assets of almost $10 billion. His responsibilities include co-management of the Elfun Global Fund with Michael J. Solecki. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Michael J. Solecki is Co-Portfolio Manager of the Elfun Global Fund and has served the fund in that capacity since September 1997. Mike has more than eight years of investment experience and has held positions with GE Investments since 1990. He is currently a Vice President of GE Investments. Mike is a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. He holds a B.S. in Finance from Western New England College.

Q. HOW DID THE ELFUN GLOBAL FUND PERFORM VS. ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR ENDED DECEMBER 31, 1997?

A. The Elfun Global Fund produced a total return of 8.47% for the year ended December 31, 1997. The MSCI World Index returned 15.76%. Over the same period, the fund's Lipper peer group of 220 Global funds posted an average return of 11.8%.


[GRAPHIC OMITTED]

[PHOTO OF Ralph Layman and Michael J. Solecki]


Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. Asia's economic and currency problems were largely responsible for igniting selling pressure in many key markets around the world. Monday, October 20 was the defining moment of the Asian crisis, as most global markets retreated significantly. On that day, the Dow Jones industrial average fell a record 554 points. U.S. stocks rebounded from that fallout and finished the year with strong gains. Our underweighting in the U.S. was largely responsible for the fund's under-performance. On a more positive note, even though the Japanese market had a poor year, our Japanese stocks were actually positive contributors to performance due to our strong stock selection.

Q.   WHICH STOCKS PERFORMED WELL?

A. In particular, we enjoyed good performance from several European companies. Merita, a large Finnish bank, recorded solid investment results after it merged with a large Swedish bank. AXA-UAP, the French-based financial services company, was one of many companies benefiting from the wave of corporate restructurings sweeping Europe. Credito Italiano recorded impressive gains due to consolidation in the Italian banking sector as well as a decline in interest rates. And NTT Data, a leading networking, integration systems and consulting company in Japan, turned in solid performance because of its strong fundamentals. In the U.S., Airtouch Communications, a leading telecommunications company, contributed favorably to the fund's investment results.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The crisis in Asia is likely to play a significant part in the direction of stock prices in many global markets during the coming months. If Asia's problems worsen, the global economy could experience deflation. That would be good news for consumers but not for corporate profits and stock prices. If Asia's problems start to wane, the outlook for global stocks is generally favorable. Solid corporate earnings and low interest rates should bolster European stocks. Moreover, the Continent is still on target to achieve economic union by January 1, 1999. Economic problems in Japan are likely to remain a concern for investors until the government adopts strong measures to help stimulate sustainable economic growth.

     Given the uncertainty of the global economy, stock selection is likely to be critically important in achieving solid returns in 1998. As a result, we intend to focus our efforts on identifying what we would consider high quality, financially sound companies with good earnings prospects, regardless of the economic environment within their respective country.

                                                               ELFUN GLOBAL FUND

              Comparison of Change in Value of a $10,000 Investment


              ELFUN GLOBAL    MSCI WORLD INDEX

1/5/88        10,000.00       10,000.00
12/88         10,994.28       12,329.78
12/89         13,713.84       14,376.85
12/90         12,539.50       11,930.14
12/91         14,397.34       14,111.90
12/92         15,253.14       13,373.30
12/93         20,116.06       16,383.96
12/94         19,989.73       17,215.81
12/95         23,193.93       20,781.53
12/96         26,936.22       23,583.48
12/97         29,217.49       27,291.98


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------
                                                 Since
                       One       Five          Inception
                      Year       Year           (1/5/88)
--------------------------------------------------------------------------------

Elfun Global Fund     8.47%     13.88%          11.31%


MSCI World           15.76%     15.33%          10.56%


                             INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital. The Fund invests principally in equity securities issued by companies located in both developed and developing countries throughout the world.


                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                             Global Stock Peer Group

                                         One    Five
                                         Year   Year

   Fund's rank in peer group:             144     28

   Number of Funds in peer group:         220     57

   Peer group average total return:      11.8%   14.0%

   Lipper categories in peer group:    Global, Global Small Cap

   * See Notes to Performance for explanation of peer categories.


                              Top Ten Largest Holdings
                           as a percentage of net assets
                                at December 31, 1997
--------------------------------------------------------------------------------
Airtouch Communications Inc.        3.1%
--------------------------------------------------------------------------------
AlliedSignal Inc.                   2.7%
--------------------------------------------------------------------------------
Siebe PLC                           2.6%
--------------------------------------------------------------------------------
Sony Corp.                          2.6%
--------------------------------------------------------------------------------
Sampo Insurance Co. Ltd.            2.1%
--------------------------------------------------------------------------------
AXA-UAP                             2.0%
--------------------------------------------------------------------------------
ING Groep N.V.                      1.9%
--------------------------------------------------------------------------------
Novartis AG (Regd.)                 1.9%
--------------------------------------------------------------------------------
Daimler-Benz AG                     1.8%
--------------------------------------------------------------------------------
Total S.A. (Class B)                1.7%
--------------------------------------------------------------------------------

See page 45 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

                                Elfun Global Fund

U.S.                     23.3%
Japan                     7.1%
Europe                   53.7%
Pacific Rim               3.0%
Other Regions            10.4%
Cash & Other              2.5%

                                        Number
                                      of Shares           Value
--------------------------------------------------------------------------------

Common Stock -- 97.5%
--------------------------------------------------------------------------------

Australia -- 0.9%
Coca Cola Amatil Ltd.                  225,774         $   1,687

Austria -- 0.9%
OMV AG                                   3,466               480
VA Technologie AG                        7,744             1,176
                                                           1,656
Brazil -- 3.1%
Telecomunicacoes Brasiliero
   S.A. ADR                             21,483             2,502
Telecomunicacoes de Sao
   Paulo S.A. (Pfd receipts)           292,858                78(a)
Telecomunicacoes de Sao
   Paulo S.A. (Pfd. shares)          6,985,684             1,859
Uniao de Banco Brasiliero
   S.A. GDR                             49,411             1,590(a)
                                                           6,029
Croatia -- 0.1%
Pliva D D GDR (Regd.)                   14,282               248

Finland -- 3.5%
Merita Ltd. (Series A)                 495,375             2,708
Sampo Insurance Co. Ltd.               124,586             4,046
                                                           6,754

                                             Number
                                           of Shares           Value
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] France -- 11.7%

AXA-UAP                                      50,086         $   3,876
Banque Nationale de Paris                    14,742               784
Cap Gemini S.A                               27,763             2,276
Carrefour S.A                                 3,538             1,846
Coflexip S.A. ADR                            54,908             3,047
Lyonnaise Des Eaux S.A                       10,312             1,141
Michelin CGDE (Regd.)
   (Class B)                                 31,726             1,597
Renault S.A                                  48,641             1,368(a)
Schneider S.A                                46,752             2,539
Total S.A. (Class B)                         30,288             3,296
Usinor Sacilor                               64,947               938
                                                               22,708
[GRAPHIC OMITTED] Germany -- 6.4%

Bayerische Vereinsbank AG                    29,054             1,901
Daimler-Benz AG                              49,218             3,453
Fresenius Medical Care AG                    24,765             1,645(a)
Fresenius Medical Care AG
   (Pfd. shares)                             13,177               710(a)
Mannesmann AG                                 5,941             3,002
SGL Carbon AG                                12,290             1,585
                                                               12,296
Greece -- 0.0%
Alpha Credit Bank (Regd.)                     1,134                66

Hong Kong -- 1.3%
Giordano International Ltd.               1,350,000               466
HSBC Holdings PLC (Regd.)                    59,200             1,459
Johnson Electric Holdings                   223,000               642
                                                                2,567
Indonesia -- 0.2%
PT Astra International Inc.                 832,500               216
PT Steady Safe                            1,168,190                79
                                                                  295
Israel -- 2.6%
Comverse Technology Inc.                     29,154             1,137(a)
ECI Telecommunications Ltd.                  61,675             1,573
Tecnomatix Technologies Ltd.                 22,841               771(a)
Teva Pharmaceutical Industries
   Ltd. ADR                                  31,127             1,472
                                                                4,953
----------
See Notes to Schedules of Investments and Financial Statements

                   ELFUN GLOBAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                             Number
                                           of Shares           Value
--------------------------------------------------------------------------------

Italy -- 4.8%
Credito Italiano                          722,283         $   2,227
Industrie Natuzzi S.p.A. ADR              115,963             2,392
Istituto Bancario San Paolo di
   Torino                                 146,863             1,403
Montedison S.p.A                        1,516,696             1,362
Telecom Italia Mobile S.p.A               430,368             1,987
                                                              9,371

[GRAPHIC OMITTED] Japan -- 7.1%

Canon Inc.                                101,000             2,352
Credit Saison Co. Ltd.                     27,300               673
Honda Motor Co.                            73,000             2,678
NTT Data Corp.                                 44             2,369
Sony Corp.                                 55,800             4,957
Sumitomo Sitix Corp.                       58,000               618
                                                             13,647

Mexico -- 1.1%
Gruma S.A. de C.V. (Series B)             127,893               507(a)
Grupo Carso S.A. de C.V
   (Series A)                             105,585               705
Grupo Financiero Bancomer
   S.A. ADR (Series C)                     72,757               937(a,b)
                                                              2,149

Netherlands -- 3.4%
IHC Caland N.V                             24,446             1,268
ING Groep N.V                              87,172             3,672
Ispat International N.V.(Regd.)
   (Class A)                               75,721             1,637(a)
                                                              6,577

Norway -- 0.4%
Petroleum Geo Services                     13,432               846

Panama -- 1.7%
Banco Latinoamericano de
   Exportaciones S.A. (Class E)            24,721             1,023
Panamerican Beverages Inc.
   (Class A)                               71,724             2,340
                                                              3,363

Peru -- 1.2%
Telefonica del Peru S.A. ADR
   (Class B)                              100,129             2,334



                                             Number
                                           of Shares           Value
--------------------------------------------------------------------------------

Philippines -- 0.6%
Metropolitan Bank & Trust Co.               84,100            $   566
Pilipino Telephone Corp.                   999,000                111(a)
San Miguel Corp.                           382,205                467
                                                                1,144

Portugal -- 0.9%
Banco Comercial Portugues
   (Regd.)                                  52,938              1,083
Telecel-Comunicacoes
   Pessoais S.A                              5,330                568(a)
                                                                1,651

South Africa -- 0.7%
Dimension Data Holdings Ltd.               326,219              1,408

Spain -- 2.5%
Banco Santander S.A. (Regd.)                48,905              1,634
Repsol S.A                                  75,700              3,230
                                                                4,864

Sweden -- 1.4%
Autoliv Inc. SDR                            82,838              2,697

Switzerland -- 4.4%
ABB AG                                       1,742              2,188
Novartis AG (Regd.)                          2,229              3,615
Tag Heuer International S.A                  6,795                591(a)
ZurichVersicherungsgesellschaft
   (Regd.)                                   4,414              2,102
                                                                8,496

[GRAPHIC OMITTED]
United Kingdom -- 13.3%

Airtours PLC                               131,276              2,674
Bank of Scotland PLC                        62,156                564
Billiton PLC                               329,662                845(a)
Bodycote International PLC                  50,651                752
Commercial Union PLC                        91,637              1,278
Granada Group PLC                          201,449              3,077
Johnson Matthey PLC                        255,214              2,285
LucasVarity PLC                            694,451              2,452
Medeva PLC                                  26,754                 71
Railtrack Group PLC                        160,103              2,543
Reed International PLC                     104,467                995
Royal Sun Alliance Insurance
   Group PLC                               189,512              1,908


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                             Number
                                           of Shares           Value
--------------------------------------------------------------------------------

Siebe PLC                                     257,439      $ 5,053
Stagecoach Holdings PLC                        91,815        1,259
                                                            25,756

[GRAPHIC OMITTED] United States -- 23.3%

Airtouch Communications Inc.                  145,057        6,029(a)
AlliedSignal Inc.                             131,586        5,124
Avery Dennison Corp.                           23,915        1,070
Citicorp                                       20,956        2,650
Ecolab Inc.                                    36,007        1,996
First Data Corp.                               89,079        2,606
Harman International
   Industries Inc.                             62,221        2,640
Home Depot Inc.                                34,572        2,035
Intel Corp.                                    21,310        1,497
Morgan Stanley, DeanWitter                     33,771        1,997
Motorola Inc.                                  44,715        2,551
Scherer (R.P.) Corp.                           49,775        3,036(a)
Sears Roebuck & Co.                            54,829        2,481
Sensormatic Electronics Corp.                 199,461        3,279
Thermo Electron Corp.                          49,697        2,211(a)
Travelers Group Inc.                           46,862        2,525
UCAR International Inc.                        10,710          428(a)
Zebra Technologies Corp.
   (Class A)                                   33,580          999(a)
                                                            45,154
Total Common Stock
   (Cost $169,436)                                         188,716


Short-Term Investments -- 1.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $3,437)                                3,437        3,437

Other Assets and Liabilities,
   net 0.7%                                                  1,339
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                        $193,492
================================================================================


ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
ELFUN GLOBAL FUND AS OF DECEMBER 31, 1997.


----------
See Notes to Schedules of Investments and Financial Statements

                                                                    ELFUN TRUSTS

Q&A



David Carlson manages pension and mutual fund portfolios with total assets of over $5 billion. His responsibilities include managing Elfun Trusts and the U.S. equity portion of the Elfun Diversified Fund. Dave joined GE in 1980 on the Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee of the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. HOW DID ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. Elfun Trusts posted a total return of 30.86%. This compares with a 33.29% return for the Standard & Poor's 500 Index. Our Lipper peer group of 820 Growth funds had an average return of 25.3% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's performance benefited from large weightings in financial and healthcare stocks, which were two of the top performing industry groups in 1997. Financial stocks benefited from the sharp decline in interest rates and the ongoing consolidation in the sector. Healthcare stocks performed well due to strong industry fundamentals and investors' preference for quality growth companies with less economic sensitivity. Pharmaceutical stocks in particular performed well and continue to post strong earnings growth. The fund's holdings in media stocks, and cable in particular, performed well during the year, due to improving fundamental trends in the industry.

Q.   WAS THERE ANY STRATEGY THAT DETRACTED FROM PERFORMANCE?

A. The fact that we maintained a larger-than-normal cash position detracted slightly from performance. Cash represented approximately 6% of the fund during most of the year.

Q.   WHICH STOCKS STOOD OUT?

A. In the financial services sector, American Express, American International Group (AIG), Travelers Group, and Federal National Mortgage Association all posted solid gains. Our top performing healthcare holdings included Eli Lilly, Bristol-Myers and Pfizer, Inc. Comcast, Tele-Communications, and Liberty Media Group were among our best-performing media stocks.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Given the level of valuations in the stock market, the nation's economic growth rate and the uncertainty created by Asia's economic woes, we don't expect equities to produce the historically high level of returns that we have seen over the last three years. However, with interest rates low and inflation still under control, the economic backdrop for equities remains favorable. In this environment, we believe stock picking, rather than broad sector-related investing, will be the key to registering solid investment results in 1998.



[GRAPHIC OMITTED]

[PHOTO OF David Carlson]

                                                                    ELFUN TRUSTS

            Comparison of Change in Value of a $10,000 Investment

            ELFUN TRUSTS      S&P 500

12/87       10,000.00         10,000.00
12/88       11,841.11         11,664.54
12/89       16,081.06         15,343.32
12/90       15,484.18         14,858.20
12/91       19,846.76         19,401.24
12/92       21,687.80         20,900.74
12/93       23,634.94         22,992.73
12/94       23,688.77         23,291.23
12/95       32,973.16         32,024.19
12/96       40,737.25         39,425.84
12/97       53,307.47         52,552.27


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------

                  One        Five          Ten
                  Year       Year         Year
--------------------------------------------------------------------------------

Elfun Trusts     30.86%      19.71%       18.22%


S&P 500          33.29%      20.25%       18.05%


                             INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income rather than current income through investment in domestic and foreign securities. The Fund invests principally in common stocks or in securities convertible into common stocks and may hold bonds, notes and other types of securities.

                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                                Growth Peer Group

                                           One       Five         Ten
                                           Year      Year         Year

   Fund's rank in peer group:              203         54           35

   Number of Funds in peer group:          820        311          181

   Peer group average total return:      25.3%      16.5%        15.9%

   Lipper categories in peer group:       Growth


   * See Notes to Performance for explanation of peer categories.

                              Top Ten Largest Holdings
                           as a percentage of net assets
                                at December 31, 1997
--------------------------------------------------------------------------------
Travelers Group Inc.                3.3%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.    3.0%
--------------------------------------------------------------------------------
Schlumberger Ltd.                   2.8%
--------------------------------------------------------------------------------
Airtouch Communications Inc.        2.6%
--------------------------------------------------------------------------------
Dover Corp.                         2.6%
--------------------------------------------------------------------------------
First Data Corp.                    2.6%
--------------------------------------------------------------------------------
Johnson & Johnson                   2.5%
--------------------------------------------------------------------------------
Equifax Inc.                        2.4%
--------------------------------------------------------------------------------
Abbott Laboratories                 2.2%
--------------------------------------------------------------------------------
Pfizer Inc.                         2.2%
--------------------------------------------------------------------------------

See page 45 for Notes to Performance. Past performance is no guarantee of future results.

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

          Elfun Trusts

Energy & Basic Materials      12.3%
Consumer                      17.9%
Capital Goods                 10.1%
Healthcare                    18.1%
Financial Services            18.4%
Retail Trade                   2.2%
Technology                    12.6%
Transportation                 1.0%
Utilities                      4.8%
Cash & Other                   2.6%


                                               Number
                                             of Shares            Value
--------------------------------------------------------------------------------
Common Stock -- 96.9%
--------------------------------------------------------------------------------

Basic Materials -- 2.2%
Air Products & Chemicals Inc.                  130,000         $  10,693
Airgas Inc.                                    620,000             8,680(a)
Du Pont de Nemours
   (E.I.) & Co.                                 70,000             4,204
Morton International Inc.                      570,000            19,594
                                                                  43,171

[GRAPHIC OMITTED] Capital Goods -- 10.1%

Alleghany Corp. Delaware                        35,373            10,072(a)
AlliedSignal Inc.                            1,080,000            42,053
AMP Inc.                                       210,000             8,820
Browning-Ferris Industries Inc.                150,000             5,550
Dover Corp.                                  1,440,000            52,020
Emerson Electric Co.                           200,000            11,288
Hubbell Inc. (Class A)                          91,000             4,288
Hubbell Inc. (Class B)                         535,000            26,382
Molex Inc. (Class A)                           515,000            14,806
Sherwin-Williams Co.                           210,000             5,828
Tyco International Ltd.                        230,000            10,364
Waste Management Inc.                          300,000             8,250
                                                                 199,721

[GRAPHIC OMITTED]
Consumer - Cyclical -- 10.3%

Carnival Corp. (Class A)                       265,000            14,674
Catalina Marketing Corp.                       165,000             7,631(a)
Cendant Corp.                                  250,000             8,594(a)


                                            Number
                                          of Shares             Value
--------------------------------------------------------------------------------

Circus Circus Enterprises Inc.             285,000            $  5,843(a)
Comcast Corp. (Class A)                    585,000              18,464
Comcast UK Cable Partners Ltd.
   (Class A)                               300,000               2,831(a)
Disney (Walt) Co.                          330,000              32,691
Gannett Inc.                               310,000              19,162
Harman International
   Industries Inc.                         260,000              11,034
Interpublic Group Cos. Inc.                415,000              20,672
McDonald's Corp.                           210,000              10,027
Metromedia International
   Group Inc.                              150,000               1,425(a)
Stanley Works                              135,000               6,370
Tele-Communications Inc.
   (Series A)                              435,000              12,153(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A)                              335,000              12,144(a)
Tele-Communications
   TCI Ventures Group                      235,000               6,653(a)
Time Warner Inc.                           140,000               8,680
Xerox Corp.                                 60,000               4,429
                                                               203,477

Consumer - Stable -- 7.6%
Anheuser Busch Cos. Inc.                   240,000              10,560
Avon Products Inc.                         265,000              16,264
Coca Cola Co.                               55,000               3,664
Colgate Palmolive Co.                      120,000               8,820
Gillette Co.                               100,000              10,044
Kimberly Clark Corp.                       655,000              32,300
Pepsico Inc.                               790,000              28,786
Philip Morris Cos. Inc.                    725,000              32,852(i)
Procter & Gamble Co.                       100,000               7,981
                                                               151,271

[GRAPHIC OMITTED] Energy -- 10.1%

Amoco Corp.                                 60,000               5,108
Anadarko Petroleum Co.                     200,000              12,138
Atlantic Richfield Co.                     180,000              14,423
Baker Hughes Inc.                          340,000              14,832
Burlington Resources Inc.                  105,000               4,705
Exxon Corp.                                280,000              17,132


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                              Number
                                            of Shares       Value
--------------------------------------------------------------------------------
Nabors Industries Inc.                       155,000      $   4,873(a)
Royal Dutch Petroleum Co.
   ADR                                       620,000         33,596
Schlumberger Ltd.                            700,000         56,350
Texaco Inc.                                  200,000         10,875
Union Pacific Resources
   Group Inc.                                260,000          6,305
Unocal Corp.                                 500,000         19,406
                                                            199,743

[GRAPHIC OMITTED] Financial -- 12.3%

American Express Co.                         195,000         17,404
Citicorp                                     260,000         32,874
Countrywide Credit Industries                200,000          8,575
Federal National Mortgage
   Assoc                                   1,045,000         59,630
Green Tree Financial Corp.                    30,000            786
Morgan Stanley, Dean Witter                  100,000          5,913
State Street Corp.                           380,000         22,111
Travelers Group Inc.                       1,220,000         65,727
Wells Fargo & Co.                             90,000         30,549
                                                            243,569

[GRAPHIC OMITTED] Healthcare -- 18.1%

Abbott Laboratories                          665,000         43,599
American Home Products Corp.                 130,000          9,945
Bristol-Myers Squibb Co.                     390,000         36,904
Cardinal Health Inc.                         440,000         33,055
Dentsply International Inc.                  370,000         11,285
Eli Lilly & Co.                              165,000         11,488
Johnson & Johnson                            740,000         48,747
Lincare Holdings Inc.                        250,000         14,250(a)
Merck & Co. Inc.                             365,000         38,781
Pfizer Inc.                                  580,000         43,246
Scherer (R.P.) Corp.                         210,000         12,810(a)
Smithkline Beecham PLC ADR                   340,000         17,489
Sun Healthcare Group Inc.                    270,000          5,231(a)
Sybron International Corp.                   160,000          7,510(a)
Tenet Healthcare Corp.                       180,000          5,963(a)
Watson Pharmaceuticals Inc.                  560,000         18,165(a)
                                                            358,468


                                                      Number
                                                    of Shares       Value
--------------------------------------------------------------------------------

Insurance -- 6.1%
American International
   Group Inc.                                         232,500      $  25,284
Chubb Corp.                                           230,000         17,394
General Reinsurance Corp.                              90,000         19,080
Loews Corp.                                           285,000         30,246
Marsh & McLennan Cos. Inc.                            315,000         23,487
UNUM Corp.                                            120,000          6,525
                                                                     122,016

Retail Trade -- 2.2%
Arbor Drugs Inc.                                      585,000         10,823
Home Depot Inc.                                       255,000         15,013
Toys 'R Us Inc.                                       560,000         17,605(a)
                                                                      43,441

Technology - Electronics and Equipment -- 2.6%
Applied Materials Inc.                                 85,000          2,561(a)
Cisco Systems Inc.                                    210,000         11,707(a)
Hewlett Packard Co.                                   130,000          8,125
Intel Corp.                                           415,000         29,154
                                                                      51,547

Technology - Software & Services -- 9.6%
Automatic Data Processing Inc.                        620,000         38,053
Equifax Inc.                                        1,360,000         48,195
First Data Corp.                                    1,725,000         50,456(i)
Microsoft Corp.                                       115,000         14,864(a)
Reuters Holdings                                      240,000          2,621
Reuters Holdings PLC ADR
   (Class B)                                          545,000         36,106
                                                                     190,295

Transportation -- 1.0%
Pittston Brinks Group                                 215,000          8,654
Union Pacific Corp. N.V                               200,000         12,487
                                                                      21,141

Utilities -- 4.7%
Airtouch Communications Inc.                        1,260,000         52,369(a)
Bell Atlantic Corp.                                   125,000         11,375
GTE Corp.                                              60,000          3,135
NTL Inc.                                              820,000         22,857(a)
WorldCom Inc.                                         100,000          3,025(a)
                                                                      92,761


----------
See Notes to Schedules of Investments and Financial Statements

                        ELFUN TRUSTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                                Number
                                              of Shares             Value
--------------------------------------------------------------------------------

Total Common Stock
   (Cost $861,117)                                                $1,920,621

--------------------------------------------------------------------------------
Preferred Stock -- 0.5%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
   (Class B), 6.00%                         40,000                    1,425
Microsoft Corp. (Series A),
  $ 2.20                                    95,000                    8,538
Total Preferred Stock
    (Cost $9,232)                                                     9,963
Total Investments in Securities
   (Cost $870,349)                                                1,930,584
--------------------------------------------------------------------------------
Short-Term Investments -- 2.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $47,567)                           47,567                   47,567

Other Assets and Liabilities,
   net 0.2%                                                           3,244
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $1,981,395
================================================================================




Other Information
--------------------------------------------------------------------------------
Elfun Trusts had the following short futures contracts open at December 31, 1997:

                                 Number
                Expiration       of          Underlying      Unrealized
Description     Date             Contracts   Face Value      Loss
--------------------------------------------------------------------------------
S&P 500         March 1998       160         $39,164         $212



ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN
ELFUN TRUSTS AS OF DECEMBER 31, 1997.

----------
See Notes to Schedules of Investments and Financial Statements

                              ELFUN DIVERSIFIED FUND

Q&A



The Elfun Diversified Fund is managed jointly by David Carlson, Ralph Layman and Robert MacDougall. The fund follows an asset allocation strategy and each portfolio manager is responsible for investments within his area of expertise:
Dave Carlson manages the domestic equity investments in the portfolio (please refer to page 8 for Dave's biographical details), Ralph Layman manages the international equity holdings within the portfolio (please refer to page 3 for Ralph's biographical details) and Bob MacDougall manages the fixed income related investments in the portfolio (please refer to page 33 for Bob's biographical details).

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The Elfun Diversified Fund posted a total return of 18.58%. The Elfun Diversified Fund allocates its investments among several asset classes and, therefore, must be compared with multiple benchmarks. Specifically, U.S. stocks as measured by the S&P 500 Index returned 33.29%, international stocks, as measured by the EAFE Index returned 1.78%, and fixed income, as measured by the Lehman Bros. Aggregate Bond Index returned 9.65% for the year ended December 31, 1997. Our Lipper peer group of 350 Balanced funds had an average return of 19.0% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Once again last year, U.S. stocks outperformed international stocks by a wide margin. While our international holdings did well versus their respective benchmark, they lagged the U.S. return. The Elfun Diversified Fund is somewhat unique versus its Balanced fund peers in that it holds a higher than average weighting in international stocks. This allocation decision negatively impacted our peer ranking. Our exposure to U.S. stocks participated in the strong U.S. stock market, and the U.S. fixed- income securities benefited from low inflation and the resulting decline in interest rates.

Q.   WHAT SECTORS AND INDIVIDUAL SECURITIES CONTRIBUTED TO THE FUND'S
     PERFORMANCE?

A. In the U.S., the fund enjoyed superior investment results from its exposure to financial services and healthcare stocks, two of the market's top performing industry groups. In the financial services sector, we realized excellent performance from American Express, Travelers Group, and Federal National Mortgage Association, among others. Some of our better performing healthcare stocks were Eli Lilly, Bristol-Myers and Pfizer, Inc. NTT Data, a leading networking, integration systems and consulting company in Japan, was among our top international stock holdings.

Q.   WHAT DETRACTED FROM THE FUND'S PERFORMANCE?

A. Our exposure to the Japanese market was a drag on performance. However, while the Japanese market was down about 24% due to an anemic economy, our holdings there advanced 9%. Our above-average cash position also hindered our investment results.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Fundamentally, the economic backdrop for U.S. stocks continues to be in good shape. Inflation remains subdued and interest rates remain low. However, given the current level of valuations, we don't expect returns to be as high in the U.S. as they were last year. The turmoil in Asia is likely to keep the U.S. economy from growing too strongly, which should keep interest rates from spiking. That should be good news for domestic fixed- income securities. Asian markets are likely to be jittery until economic stability returns to the region. The direction of the Japanese market depends on how the government plans to revive the economy. Finally, low interest rates and corporate restructuring should continue to help bolster stock prices in Europe.

                              ELFUN DIVERSIFIED FUND

            Comparison of Change in Value of a $10,000 Investment


                 ELFUN DIVERSIFIED      S&P 500             LB AGGREGATE

1/1/88           10,000.00              10,000.00           10,000.00
12/88            10,656.83              11,664.54           10,788.97
12/89            12,949.56              15,343.32           12,356.53
12/90            13,565.05              14,858.20           13,460.53
12/91            15,965.75              19,401.24           15,614.29
12/92            17,458.61              20,900.74           16,768.82
12/93            19,012.60              22,992.73           18,403.91
12/94            18,962.16              23,291.23           17,866.78
12/95            24,102.33              32,024.19           21,167.87
12/96            27,572.37              40,092.07           22,045.47
12/97            32,694.31              52,552.22           24,057.08


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------

                                                     Since
                          One            Five        Inception
                          Year           Year        (1/5/88)
--------------------------------------------------------------------------------

Elfun Diversified        18.58%         13.37%       12.56%

S&P 500                  33.29%         20.25%       18.05%

LB Aggregate              9.65%          7.49%        9.18%


                             INVESTMENT PROFILE

A Fund designed for investors who seek to maximize total return consistent with prudent management and preservation of capital by following an asset allocation strategy contemplating shifts among a range of investments including U.S. and foreign common stocks, bonds and other debt instruments.


                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                               Balanced Peer Group

                                         One      Five
                                         Year     Year

   Fund's rank in peer group:            196       49

   Number of Funds in peer group:        350      109

   Peer group average total return:      19.0%    13.2%

   Lipper categories in peer group:      Balanced


*See Notes to Performance for explanation of peer categories.

                              Top Ten Largest Holdings
                           as a percentage of net assets
                                at December 31, 1997
--------------------------------------------------------------------------------
Travelers Group Inc.                    1.8%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.        1.6%
--------------------------------------------------------------------------------
Dover Corp.                             1.5%
--------------------------------------------------------------------------------
U.S. Treasury Bonds 10.625% 8/15/15     1.5%
--------------------------------------------------------------------------------
Schlumberger Ltd.                       1.4%
--------------------------------------------------------------------------------
U.S. Treasury Bonds 6.125% 11/15/27     1.4%
--------------------------------------------------------------------------------
U.S. Treasury Notes 5.75% 11/15/00      1.3%
--------------------------------------------------------------------------------
Airtouch Communications Inc.            1.3%
--------------------------------------------------------------------------------
First Data Corp.                        1.3%
--------------------------------------------------------------------------------
U.S. Treasury Notes 5.875% 7/31/99      1.3%
--------------------------------------------------------------------------------

See page 45 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                              Elfun Diversified Fund

Domestic Equity               46.3%
Foreign Equity                16.9%
Bonds & Notes                 32.7%
Cash & Other                   4.1%


                                                 Number
                                               of Shares         Value
--------------------------------------------------------------------------------
Domestic Equity -- 45.9%
--------------------------------------------------------------------------------

Basic Materials -- 1.1%
Air Products & Chemicals Inc.                    4,436         $  365
Airgas Inc.                                     22,316            312(a)
Du Pont de Nemours
   (E.I.) & Co.                                  2,523            152
Morton International Inc.                       20,569            707
                                                                1,536

[GRAPHIC OMITTED] Capital Goods -- 5.8%

Alleghany Corp. Delaware                         1,456            415
AlliedSignal Inc.                               46,090          1,795
AMP Inc.                                         7,531            316
Browning-Ferris Industries Inc.                  3,721            138
Dover Corp.                                     60,490          2,185
Emerson Electric Co.                            11,810            666
Hubbell Inc. (Class B)                          21,734          1,072
Molex Inc. (Class A)                            18,711            538
Sherwin-Williams Co.                             7,175            199
Textron Inc.                                     3,602            225
Tyco International Ltd.                          8,376            377
United Technologies Corp.                        2,514            183
Waste Management Inc.                           10,868            299
                                                                8,408

[GRAPHIC OMITTED] Consumer - Cyclical -- 5.1%

Carnival Corp. (Class A)                         9,586            531
Catalina Marketing Corp.                         6,015            278(a)



                                         Number
                                       of Shares          Value
--------------------------------------------------------------------------------

Cendant Corp.                             9,120         $  314(a)
Circus Circus Enterprises Inc.           10,285            211(a)
Comcast Corp. (Class A)                  20,744            655
Disney (Walt) Co.                        14,457          1,432
Gannett Inc.                             10,983            679
Harman International
   Industries Inc.                        9,508            404
Interpublic Group Cos. Inc.              14,942            744
McDonald's Corp.                          7,436            355
Metromedia International
   Group Inc.                             5,232             50(a)
Stanley Works                             5,045            238
Tele-Communications Inc.
   (Series A)                            15,718            439(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A)                            12,225            443(a)
Tele-Communications
   TCI Ventures Group                     8,422            238(a)
Time Warner Inc.                          4,956            307
                                                         7,318

Consumer - Stable -- 3.8%
Anheuser Busch Cos. Inc.                  8,538            376
Avon Products Inc.                        9,357            574
Coca Cola Co.                             1,925            128
Colgate-Palmolive Co.                     4,184            308
Gillette Co.                              3,687            370
Kimberly Clark Corp.                     23,480          1,158
Pepsico Inc.                             28,720          1,047
Philip Morris Cos. Inc.                  26,197          1,187
Procter & Gamble Co.                      3,524            281
                                                         5,429

[GRAPHIC OMITTED] Energy -- 2.8%

Amoco Corp.                               2,752            234
Anadarko Petroleum Co.                    7,302            443
Atlantic Richfield Co.                    6,388            512
Baker Hughes Inc.                        12,225            533
Burlington Resources Inc.                 3,881            174
Exxon Corp.                               9,780            598
Nabors Industries Inc.                    5,706            179(a)
Texaco Inc.                               7,040            383

----------
See Notes to Schedules of Investments and Financial Statements

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                              Number
                                            of Shares          Value
--------------------------------------------------------------------------------
Union Pacific Resources
   Group Inc.                                  9,314         $   226
Unocal Corp.                                  17,616             684
                                                               3,966

[GRAPHIC OMITTED] Financial -- 6.6%

American Express Co.                           6,986             623
Citicorp                                      11,315           1,431
Countrywide Credit Industries                  7,302             313
Federal National Mortgage
   Assoc                                      40,961           2,337
Green Tree Financial Corp.                     1,141              30
Morgan Stanley, Dean Witter                    3,493             206
State Street Corp.                            13,778             802
Travelers Group Inc.                          49,064           2,643
Wells Fargo & Co.                              3,260           1,107
                                                               9,492

[GRAPHIC OMITTED] Healthcare -- 8.5%

Abbott Laboratories                           24,062           1,578
American Home Products Corp.                   4,658             356
Bristol-Myers Squibb Co.                      13,762           1,302
Cardinal Health Inc.                          15,912           1,195
Dentsply International Inc.                   13,196             402
Eli Lilly & Co.                                6,016             419
Johnson & Johnson                             26,779           1,764
Lincare Holdings Inc.                          9,120             520(a)
Merck & Co. Inc.                              13,195           1,402
Pfizer Inc.                                   20,958           1,563
Scherer (R.P.) Corp.                           7,568             462(a)
Sun Healthcare Group Inc.                      9,120             177(a)
Sybron International Corp.                     5,821             273(a)
Tenet Healthcare Corp.                         6,598             218(a)
Watson Pharmaceuticals Inc.                   20,182             655(a)
                                                              12,286

Insurance -- 3.1%
American International
   Group Inc.                                  9,758           1,061
Chubb Corp.                                    8,344             631
General Reinsurance Corp.                      3,299             700
Loews Corp.                                   10,091           1,071
Marsh & McLennan Cos. Inc.                    11,255             839
UNUM Corp.                                     4,269             232
                                                               4,534

                                                 Number
                                               of Shares          Value
--------------------------------------------------------------------------------

Retail Trade -- 1.1%
Arbor Drugs Inc.                                 21,249         $  393
Home Depot Inc.                                   9,087            535
Toys 'R Us Inc.                                  19,987            628(a)
                                                                 1,556

Technology - Electronics and Equipment -- 1.4%
Applied Materials Inc.                            3,105             94(a)
Cisco Systems Inc.                                7,568            422(a)
Comverse Technology Inc.                          2,678            104(a)
Hewlett Packard Co.                               4,657            291
Intel Corp.                                      15,058          1,058
                                                                 1,969

Technology - Software & Services -- 3.8%
Automatic Data Processing Inc.                   22,510          1,382
Equifax Inc.                                     48,512          1,719
First Data Corp.                                 62,296          1,822
Microsoft Corp.                                   4,107            531(a)
                                                                 5,454

Transportation -- 0.5%
Pittston Brinks Group                             7,762            313
Union Pacific Corp. N.V                           7,180            448
                                                                   761

Utilities -- 2.3%
Airtouch Communications Inc.                     45,020          1,871(a)
Bell Atlantic Corp.                               4,269            389
GTE Corp.                                         1,940            101
NTL Inc.                                         29,496            822(a)
WorldCom Inc.                                     3,493            106(a)
                                                                 3,289
Total Domestic Equity
   (Cost $38,064)                                               65,998

Foreign Equity -- 16.7%
--------------------------------------------------------------------------------

Basic Materials -- 0.7%
BASF AG                                            1,471            52
Billiton PLC                                      43,861           112(a)
Fresenius Medical Care AG                          1,920           127(a)
Iscor Ltd.                                        26,258             8
Johnson Matthey PLC                                1,756            16


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                                  Number
                                                of Shares          Value
--------------------------------------------------------------------------------
Montedison S.p.A                                   236,243      $   212
SGL Carbon AG                                        2,265          292
Usinor Sacilor                                       9,257          134
                                                                    953

[GRAPHIC OMITTED] Capital Goods -- 1.5%

ABB AG                                                 277          348
Alcatel Alsthom                                        623           79
Barlow Ltd.                                          8,828           75
Grupo Carso S.A. de C.V. ADR                         8,524          102
Holderbank Financiere
   Glarus AG                                           135          110
Lyonnaise Des Eaux S.A                               2,664          295
Mannesmann AG                                          653          330
PT Mulia Industrindo                               110,000           13
Siebe PLC                                           28,970          569
Siemens AG                                             734           43
VA Technologie AG                                    1,496          227
                                                                  2,191

[GRAPHIC OMITTED] Consumer - Cyclical -- 2.8%

Airtours PLC                                        21,749          443
Autoliv Inc. SDR                                     9,810          319
Canon Inc.                                          18,000          419
Comcast UK Cable Partners Ltd.
   (Class A)                                        11,061          104(a)
Cordiant PLC                                        18,696           34(a)
Daimler-Benz AG                                      3,423          240
Electrolux AB (Series B)                             1,065           74
Granada Group PLC                                   25,356          387
Honda Motor Co.                                     10,000          367
Industrie Natuzzi S.p.A. ADR                         1,732           36
Johnson Electric Holdings                           24,500           71
Kinnevik AB (Series B)                               1,091           18
LucasVarity PLC                                     82,076          290
Michelin CGDE (Regd.)
   (Class B)                                         3,489          176
Reed International PLC                              26,186          249
Renault S.A                                          6,389          180(a)
Saatchi & Saatchi PLC                               18,696           33(a)
Sony Corp.                                           5,600          498
                                                                  3,938

Consumer - Stable -- 0.4%
Coca Cola Amatil Ltd.                               22,433          168
Gruma S.A. de C.V. (Series B)                       14,176           56(a)


                                           Number
                                         of Shares          Value
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)                             44         $   66
Panamerican Beverages Inc.
   (Class A)                                 5,133            167
San Miguel Corp.                            32,820             40
                                                              497

[GRAPHIC OMITTED] Energy -- 3.2%

Coflexip S.A. ADR                            4,792            266
ENI S.p.A. (Regd.)                           4,801             27
OMV AG                                         768            106
Repsol S.A                                  10,148            433
Royal Dutch Petroleum Co. ADR               21,842          1,184
Schlumberger Ltd.                           25,227          2,031
Total S.A. (Class B)                         4,962            540
Veba AG                                        442             30
                                                            4,617

[GRAPHIC OMITTED] Financial -- 2.2%

Alpha Credit Bank (Regd.)                    1,081             63
Banco Comercial Portugues
   (Regd.)                                   9,746            199
Banco Comercial Portugues
   ADR                                       3,521             71
Banco Santander S.A. (Regd.)                 6,252            209
Bank of Scotland                            13,060            119
Bayerische Vereinsbank AG                    4,161            272
Cheung Kong (Holdings) Ltd.                  6,000             39
Credito Italiano                            72,413            223
Den Danske Bank                              2,594            346
Grupo Financiero Bancomer
   S.A. ADR (Series C)                       7,938            102(a,b)
HSBC Holdings PLC (Regd.)                    7,975            197
ING Groep N.V                                9,384            395
Investor AB (Series B)                         708             35
Istituto Bancario San Paolo
   di Torino                                14,752            141
Merita Ltd. (Series A)                      45,855            251
Metro Bank & Trust Co.                      11,120             75
National Westminster Bank PLC                7,320            122
Sumitomo Realty & Development               12,000             69
Sumitomo Sitix Corp.                         5,000             53
Uniao de Banco Brasiliero
   S.A. GDR                                  5,691            183(a)
                                                            3,164


----------
See Notes to Schedules of Investments and Financial Statements

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                                    Number
                                                  of Shares      Value
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] Healthcare -- 1.1%

Medeva PLC                                          21,884      $   58
Novartis AG (Regd.)                                    364         590
PT Astra International Inc.                         62,500          16
Roche Holdings AG                                       16         159
Smithkline Beecham PLC ADR                          12,225         629
Teva Pharmaceutical Industries
   Ltd. ADR                                          3,499         166
                                                                 1,618

Insurance -- 1.1%
AXA-UAP                                              7,794         603
Commercial Union PLC                                 9,001         126
Pohjola Insurance Group
   (Series B)                                          931          34
Royal & Sun Alliance Insurance
   Group PLC                                        20,720         209
Sampo Insurance Co. Ltd.                             2,108          68
Schw Rueckversicher (Regd.)                            108         202
Zurich Versicherungsgesellschaft
   (Regd.)                                             686         327
                                                                 1,569

Retail Trade -- 0.4%
Carrefour S.A                                          545         284
Credit Saison Co. Ltd.                              10,355         256
Giordano International Ltd.                         90,000          31
Tag Heuer International S.A                            598          52(a)
                                                                   623

Technology - Electronics and Equipment -- 0.7%
Brambles Industries Ltd.                            16,772         333
ECI Telecommunications Ltd.                         10,393         265
NetCom Systems AB (Series B)                         4,182          90
Schneider S.A                                        5,806         315
                                                                 1,003

Technology - Software & Services -- 1.5%
Cap Gemini S.A                                       3,416         280
Dimension Data Holdings Ltd.                        37,482         162
NTT Data Corp.                                           6         323
Reuters Holdings PLC ADR
   (Class B)                                        20,957       1,388
SEMA Group PLC                                       1,971          48
                                                                 2,201


                                                    Number
                                                  of Shares      Value
--------------------------------------------------------------------------------

Transportation-- 0.5%
IHC Caland N.V                                      4,608       $  239
Railtrack Group PLC                                29,287          465
                                                                   704

Utilities -- 0.6%
BSES Ltd. GDR                                       1,296           22
Telecom Italia Mobile S.p.A                        82,392          380
Telecomunicacoes Brasileiras
   S.A. ADR                                         1,816          212
Telefonica del Peru S.A
   ADR (Class B)                                   11,295          263
                                                                   877
Total Foreign Equity
   (Cost $19,120)                                               23,955


                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------

Bonds and Notes -- 32.7%
--------------------------------------------------------------------------------

Federal Agency -- 0.1%
Small Business Administration
6.55%    10/01/17 - 12/01/17
  (COST $148)                              $  148               148

U.S. Treasuries -- 13.9%
U.S. Treasury Bonds
13.75%   08/15/04                           1,252             1,793(i)
12.00%   05/15/05                             321               439(i)
12.50%   08/15/14                           1,127             1,742(i)
10.625%  08/15/15                           1,418             2,131(i)
6.625%   02/15/27                             359               390(i)
6.375%   08/15/27                              10                11(i)
6.125%   11/15/27                           1,900             1,953(i)
                                                              8,459
U.S. Treasury Notes
5.875%   01/31/99 - 8/31/99                 3,933             3,944
6.00%    06/30/99                           1,173             1,179
5.625%   11/30/99                             210               210(i)
7.75%    12/31/99                             934               970(i)
5.75%    11/15/00                           1,873             1,877(i)
6.625%   07/31/01                             860               884
6.375%   09/30/01                             170               174


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                          Principal
                                             Amount            Value
--------------------------------------------------------------------------------

5.625%   12/31/02                          $ 1,071          $  1,067
6.50%    05/15/05 - 05/15/05                    70                73
6.625%   05/15/07                                8                 8
6.125%   08/15/07                              993             1,020
                                                              11,406
U.S. Treasury STRIP
6.02%    08/15/11                              245               109(d,i)

Total U.S. Treasuries
   (Cost $19,547)                                             19,974

Asset Backed -- 0.8%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                31               30
California Infrastructure
6.42%    12/26/09                                41               41
Carco Auto Loan Master Trust
6.689%   08/15/04                               163              164
First Plus Home Improvement
  Loan Trust
7.80%    03/20/16                                44               46
First Security Capital
8.41%    12/15/26                                43               47
First USA Credit Card Trust
5.798%   02/17/05                                58               58
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                79               80
Green Tree Recreational, Equipment
  & Consumer Trust
6.49%    02/25/18                                75               75
IMC Home Equity Loan Trust
7.23%    05/20/27                                82               84
Iroquois Trust
6.68%    11/10/03                               130              130(b)
6.752%   06/25/07                               155              156(b)
Provident Bank Home Equity
  Loan Trust
6.72%    01/25/13                               202              203
Tiers Trust
6.688%   11/15/03                               104              104

TOTAL ASSET BACKED
   (Cost $1,206)                                               1,218



                                          Principal
                                             Amount            Value
--------------------------------------------------------------------------------

Corporate Notes -- 6.6%
Abbey National PLC
7.35%    10/29/49                             $   88             $ 92
AFC Capital Trust
8.207%   02/03/27                                100              110
Bancomer S.A.
9.00%    06/01/00                                 70               70(b)
Bank Austria AG
7.25%    02/15/17                                250              263
Bell Telephone Co. - Canada
9.50%    10/15/10                                 30               37
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                 75               93
BT Preferred Capital Trust
7.875%   02/25/27                                130              135
China International Trust &
  Investment Corp.
9.00%    10/15/06                                 75               78
Circus Circus Enterprises Inc.
6.70%    11/15/96                                 70               70
Cleveland Electric Illuminating Co.
7.19%    07/01/00                                 35               36
Columbia University
6.83%    12/15/20                                 70               73
Conseco Inc.
8.70%    11/15/26                                100              112
Continental Cablevision Inc.
8.50%    09/15/01                                 70               74
8.30%    05/15/06                                 50               55
CSX Corp.
7.05%    05/01/02                                 95               97
DDR Pass-Through Asset Trust
7.125%   03/15/02                                230              234(b)
Deutsche Bank Financial Inc.
6.70%    12/13/06                                 65               66
Empresa Nacional De Electricid
8.125%   02/01/2097                               70               73
Energy Group Overseas
7.375%   10/15/17                                 85               88(b)
Farmers Insurance Exchange
8.625%   05/01/24                                 55               64(b)
FBOP Capital Trust
10.20%   02/06/27                                 55               64(b)


----------
See Notes to Schedules of Investments and Financial Statements

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------
Federated Department Stores Inc.
10.00%   02/15/01                              $ 30              $ 33
Felcor Suites Ltd.
7.375%   10/01/04                                90                90(b)
Ford Motor Credit Corp.
7.32%    05/23/02                               205               207
Freeport Term Malta Ltd.
7.50%    03/29/09                               100               105(b)
Fujian International Trust &
  Investment Corp.
7.375%   08/25/07                                65                62(b)
Guangdong International Trust &
  Investment Corp.
8.875%   05/22/07                               100                89(b)
8.75%    10/24/16                               150               155(b)
Hydro-Quebec
8.05%    07/07/24                               115               132
8.25%    04/15/26                               175               204
Ikon Capital Resource Inc.
6.27%    07/19/99                               400               401
Ikon Office Solutions Inc.
6.75%    12/01/25                               200               193
Industrial Finance Corp.
7.75%    08/04/07                               155               147(b)
Israel Electric Corp. Ltd.
8.10%    12/15/96                                25                26(b)
Korea Development Bank
7.125%   09/17/01                                45                38
6.625%   11/21/03                                80                62
7.375%   09/17/04                                25                20
Korea Electric Power Corp.
7.75%    04/01/13                                83                60
Landeskreditbank Baden
7.875%   04/15/04                                65                71
LCI International Inc.
7.25%    06/15/07                                53                55
Lehman Brothers Holdings Inc.
6.90%    03/30/01                               100               102
Loewen Group International Inc.
7.50%    04/15/01                               240               243(b)
Loewen Pass Through Asset Trust
6.70%    10/01/99                               350               348(b)
Long Island Lighting
7.30%    07/15/99                                85                86


                                          Principal
                                             Amount              Value
--------------------------------------------------------------------------------
Meditrust
7.114%   08/15/04                            $  100             $ 101
MIC Financing Trust
8.375%   02/01/27                               150               158(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                                45                48
National Westminster Bank PLC
7.75%    04/29/49                                85                92
New Jersey Economic
  Development Authority
7.425%   02/15/29                                70                77
New York State Dormitory
  Authority Revenue
6.32%    04/01/99                                90                90
News America Holdings Inc.
8.15%    10/17/36                               220               238
Niagara Mohawk Power Corp.
9.50%    06/01/00                                85                90
Norfolk Southern Corp.
7.90%    05/15/2097                             158               179
North Atlantic Energy Corp.
9.05%    06/01/02                                93                96
NRG Energy Inc.
7.50%    06/15/07                               160               165(b)
NWCG Holding Corp.
6.33%    06/15/99                               150               137(d)
Oryx Energy Co.
10.00%   06/15/99                               250               261
Paramount Communications Inc.
5.875%   07/15/00                               200               196
Petroleos Mexicanos
7.75%    10/29/99                                50                50(b)
Philip Morris Cos. Inc.
7.20%    02/01/07                                40                41
Raytheon Co.
7.20%    08/15/27                               260               271
Reliance Industries Ltd.
10.50%   08/06/46                                45                46(b)
Republic New York Corp.
7.20%    07/15/2097                              80                83
Republic of Argentina
9.50%    11/30/02                                32                32
Republic of Columbia
7.25%    02/15/03                                35                34


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                            Principal
                                               Amount               Value
--------------------------------------------------------------------------------
Republic of Panama
7.875%   02/13/02                              $ 50                $ 48(b)
Riggs Capital Trust
8.625%   12/31/26                                40                  42(b)
RJR Nabisco Inc.
8.00%    07/15/01                               200                 207
St. George Funding Co.
8.485%   12/31/49                               230                 251(b)
Sun Life Canada Capital Trust
8.526%   05/29/49                               105                 116(b)
Taubman Realty Group L.P.
8.00%    06/15/99                                50                  51
TCI Communications Inc.
8.65%    09/15/04                               100                 110
Tele-Communications Inc.
6.469%   12/20/00                                78                  79
Tenet Healthcare Corp.
8.00%    01/15/05                                70                  71
Time Warner Inc.
4.90%    07/29/99                               100                  98(b)
6.10%    12/30/01                               150                 147(b)
Total Access Communication PLC
7.625%   11/04/01                               195                 103(b)
Transamerica Capital
7.625%   11/15/37                               105                 109(b)
Triton Energy Ltd.
8.75%    04/15/02                                76                  78
Universal Outdoor Inc.
9.75%    10/15/06                                45                  51
Videotron Holdings PLC
11.00%   08/15/05                                70                  62
Washington Mutual Capital
8.375%   06/01/27                                75                  83
Waterford Funding Corp.
8.09%    01/02/17                               240                 251
Yale University Notes
7.375%   04/15/96                                70                  78

Total Corporate Notes
   (Cost $9,264)                                                  9,433

Mortgage Backed -- 11.3%
Federal Home Loan Bank
6.15%    10/23/00                                110                110
6.172%   11/24/00                                175                175
                                                                    285



                                      Principal
                                         Amount             Value
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
7.50%    06/01/10                         $ 487             $ 501
9.00%    12/01/24                           221               236
9.00%    04/01/25                           764               815
8.00%    12/01/25                            39                41
8.00%    01/01/26                           177               183
                                                            1,776
Federal National Mortgage Assoc.
5.96%    07/23/99                           385               386
5.82%    08/25/99                           270               270
6.41%    07/08/02                           200               204
6.50%    01/01/04                            15                15
6.99%    07/09/07                           230               236
8.50%    04/01/17                            41                43(i)
9.00%    10/01/24                           104               110
5.22%    07/01/26                            65                49(d)
7.00%    08/01/27                           500               505
7.50%    08/01/27 - 10/01/27              1,341             1,373
6.103%   03/01/33                           257               257(l)
6.139%   05/01/36                           359               359(l)
6.142%   05/01/36                           806               806(l)
6.50%    TBA                                480               480(c)
7.00%    TBA                              1,353             1,363(c)
                                                            6,456
Government National Mortgage Assoc.
8.50%    10/15/17                         1,016             1,086
9.00%    12/15/17                           100               108
8.00%    01/15/23 - 12/15/23                479               499
6.50%    03/15/24                           375               372
                                                            2,065
Collateralized Mortgage Obligations
Amresco Commercial Mortgage
   Funding Corp.
6.73%    06/17/29                            101              102
Asset Securitization Corp.
7.41%    01/13/30                            100              106
6.50%    02/14/41                             88               89
BCF
7.22%    11/25/28                            273              277
7.25%    11/25/28                            165              158
5.476%   11/25/38                            114              113
BHN Mortgage Trust
7.916%   07/25/09                             46               45(b)
7.54%    05/31/17                             79               75(b)


----------
See Notes to Schedules of Investments and Financial Statements

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                           Principal
                                              Amount                Value
--------------------------------------------------------------------------------
Collateralized Mortgage Obligation Trust
5.46%    09/01/15                              $ 36                $ 32(d,f)
5.75%    11/01/18                                43                  32(d,f)
Community Program Loan Trust
4.50%    10/01/18                                94                  84
CS First Boston Mortgage Securities Corp.
6.425%   08/20/30                                20                  20
DLJ Mortgage Acceptance Corp.
6.55%    11/15/06                               180                 182(b)
6.65%    12/17/27                                45                  45(b)
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                                48                  50
4.95%    04/01/27                             1,003                 724(d,f)
Federal National Mortgage Assoc.
7.148%   10/17/09                                86                  89
8.50%    03/01/17                                72                  18(g)
8.50%    01/01/18                                 8                   2(g)
7.00%    06/18/20                               194                 195
7.41%    03/25/21                               109                 116
9.00%    05/25/22                                86                  23(g)
8.50%    07/25/22                               112                  31(g)
7.50%    05/01/23                               189                  50(g)
6.00%    08/25/23                               317                  93(g)
5.15%    12/15/24                               317                 214(d,f)
5.05%    04/01/27                                74                  58(d,f)
Federal National Mortgage Assoc. REMIC
7.623%   12/17/04                               109                  114
6.856%   06/17/11                                64                   65
6.909%   06/25/16                               163                  167
6.82%    07/25/20                               104                   96(d,f)
5.67%    12/25/22                                85                   69(d,f)
8.02%    09/25/23                                98                   72(d,f)
GS Mortgage Securities Corp.
6.46%    07/13/30                               129                  132(d)
Mid State Trust
7.54%    07/01/35                                39                   41
Morgan Stanley Capital Inc.
6.504%   10/15/10                               130                  131(b)
6.86%    07/15/29                               150                  153(b)
6.59%    10/03/30                                54                   54
Residential Assets Securitization Trust
7.75%    04/25/27 - 7/25/27                     431                  447


                                           Principal
                                              Amount                Value
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
  Securities Inc.
7.00%    07/25/24                             $ 246                 $ 245
Sawgrass Finance REMIC Trust
6.45%    01/20/06                                90                    91
Structured Asset Securities Corp.
6.169%   01/25/00                                69                    69(b)
6.79%    06/12/04                                81                    83
8.457%   04/25/27                               138                   143
10.25%   02/25/28                               921                    48(d)
Vornado Finance Corp.
6.36%    11/23/00                               460                   460(b)
                                                                    5,703
Total Mortgage Backed
   (Cost $16,070)                                                  16,285
Total Bonds and Notes
   (Cost $46,235)                                                  47,058


                                               Number
                                            of Shares               Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.6%
--------------------------------------------------------------------------------

Domestic Preferred -- 0.4%
Airtouch Communications Inc.
   (Class B), 6.00%                            1,369                   49
Microsoft Corp. (Series A),
   $2.20                                       3,513                  316
New Plan Realty Trust,
   7.80%                                       2,009                  104
News Corp. Exchange Trust,
   5.00%                                         720                   50(b)
Simon DeBartolo Group Inc.
   (Series C), 7.89%                           1,895                   98
                                                                      617

Foreign Preferred -- 0.2%
Banco Comercial Portugues                        314                   23
Fresenius Medical Care AG                      1,013                   55(a)
Telecomunicacoes de Sao Paulo
   (Receipts)                                 35,047                    9(a)



----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                            Number
                                          of Shares              Value
--------------------------------------------------------------------------------
Telecomunicacoes de Sao
   Paulo S.A.-Telesp                      836,013              $ 223
                                                                 310
Total Preferred Stock
    (Cost $932)                                                  927

Total Investments in Securities
   (Cost $104,351)                                           137,938


--------------------------------------------------------------------------------
Short-Term Investments -- 5.0%
--------------------------------------------------------------------------------
GEI Short Term Investment
   Fund                                      6,770            6,770


                                          Principal
                                             Amount            Value
--------------------------------------------------------------------------------

Repurchase Agreement
State Street Bank and Trust Co.
6.00%    01/02/98                             $450              450
   (dated 12/31/97, proceeds
   $450, collateralized by $463,
   United States Treasury Note,
   6.375%, 1/15/00)

Total Short-Term Investments
   (Cost $7,220)                                              7,220




                            Expiration Date/        Number of
                                Strike Price        Contracts        Value
--------------------------------------------------------------------------------
Call Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond            Jan. 98/106.19           360,000        $ (1)
U.S. Treasury Bond            Jan. 98/105.50           380,000          (1)
Total Call Options Written
   (Premium $(2))                                                       (2)

--------------------------------------------------------------------------------
Put Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond           Jan. 98/100.19            360,000          (1)
U.S. Treasury Bond           Jan. 98/99.50             380,000          (2)

Total Put Options Written
   (Premium $(3))                                                       (3)

Other Assets and Liabilities,
   net (0.9%)                                                       (1,345)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                                $143,808
================================================================================


ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE ELFUN DIVERSIFIED FUND AS OF DECEMBER 31, 1997.

----------
See Notes to Schedules of Investments and Financial Statements

                        ELFUN TAX-EXEMPT INCOME FUND

Q&A



Bob Kaelin manages the tax-exempt operation with total assets over $6 billion. His responsibilities include managing the Elfun Tax-Exempt Income Fund. Prior to joining GE Investments in 1984, Bob was Senior Vice President and Manager of Tax-Exempts for CIGNA/INA Insurance Company. From 1969 to 1976, Bob was Vice President at Girard Bank in Philadelphia and A.G. Becker in New York, where he was a municipal bond salesman. Bob is a graduate of St. Joseph University in Philadelphia with a B.S. in Business Administration.

Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The Elfun Tax-Exempt Income Fund posted a total return of 9.59%. This compares with a 9.19% return for the Lehman Municipal Bond Index. Our Lipper peer group of 235 General Municipal Bond funds had an average return of 9.1% for the same period.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund maintained a slightly longer duration compared to the index. By doing so, the fund had a higher average coupon compared to the benchmark, which increased the fund's income-producing stream. This strategy also enabled the fund to enjoy greater appreciation when interest rates declined. For much of the year, interest rates trended lower due to signs inflation was under control. Late in the year, the economic and currency problems in Asia also contributed to the decline in interest rates. Another key to the fund's good performance was our decision to sell certain callable bonds before they got close enough to their call dates for the market to discount their values.



[GRAPHIC OMITTED]

[PHOTO OF Bob Kaelin]


Q.   WHAT ECONOMIC EVENTS HAD AN IMPACT ON THE TAX-EXEMPT MARKET IN 1997?

A. The first major event was the Federal Reserve's (the "Fed") decision to raise short-term interest rates in March to stem concerns over rising inflation. This was the first rate hike by the Fed in approximately two years and the Fed's only move in monetary policy in 1997. For the rest of the year, inflation was under control and interest rates, for the most part, trended lower. Another significant event was the sharp decline in interest rates ignited by the economic and currency crisis in Asia late in the year.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The outlook for the tax-exempt market and the fund is good. While new issuance will be high because of the favorable interest-rate environment, we expect demand will be strong. Good economic conditions have left individuals and institutions, such as insurance companies and bond funds, flush with cash that we believe will find its way into tax-exempt securities. Given the sharp increase in stock prices over the last three years, these investors are also likely to increase their exposure to bonds to put more balance into their portfolios.

     The interest-rate outlook also appears good for bonds. Uncertain economic conditions in Asia are likely to keep U.S. economic growth from surging and long-term interest rates from rising significantly. Moreover, since the United States has some of the highest real interest rates in the world today, it behooves the Fed to consider pushing short-term interest rates lower to help the global economy.

                        ELFUN TAX-EXEMPT INCOME FUND

            Comparison of Change in Value of a $10,000 Investment

                 ELFUN TAX EXEMPT    LBMI

12/87            10,000.00           10,000.00
12/88            11,307.30           11,020.00
12/89            12,348.61           12,210.16
12/90            13,086.71           13,101.50
12/91            14,667.57           14,686.78
12/92            15,915.33           15,979.22
12/93            17,842.69           17,944.66
12/94            16,813.37           17,016.93
12/95            19,726.18           19,988.08
12/96            20,436.75           20,875.55
12/97            22,396.09           22,796.10

                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------

                         One            Five         Ten
                         Year           Year         Year
--------------------------------------------------------------------------------

Elfun Tax-Exempt          9.59%         7.07%        8.40%


LBMI                      9.19%         7.36%        8.58%


                             INVESTMENT PROFILE

A Fund designed for investors who seek as high a level of current interest income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing principally in municipal obligations.


                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                        General Municipal Bond Peer Group

                                           One        Five      Ten
                                           Year       Year      Year

   Fund's rank in peer group:               62         33         31

   Number of Funds in peer group:          235        111         72

   Peer group average total return:       9.1%       6.8%        8.2%

   Lipper categories in peer group:       General Municipal Debt


   * See Notes to Performance for explanation of peer categories.

                     Quality Ratings as of December 31, 1997
--------------------------------------------------------------------------------

                                       Percent of
Moody's Ratings +                      Market Value
--------------------------------------------------------------------------------
Aaa                                      54.9%
--------------------------------------------------------------------------------
Aa                                       21.3%
--------------------------------------------------------------------------------
A                                        16.4%
--------------------------------------------------------------------------------
Baa                                       6.1%
--------------------------------------------------------------------------------
NR                                        1.3%
--------------------------------------------------------------------------------

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.


See page 45 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

                          Elfun Tax-Exempt Income Fund


Water and Sewer               15.0%
Health                         9.1%
General Obligations           25.6%
Transportation                10.6%
Other Long Term Bonds          4.8%
Education                      8.2%
Cash and Other                 2.6%
Electric Utility               8.5%
Sales Tax                      7.2%
Lease Revenue                  8.4%



                                        Principal
                                           Amount             Value
--------------------------------------------------------------------------------

Municipal Bonds -- 97.4%
--------------------------------------------------------------------------------

Alabama -- 0.5%
Mobile County Alabama G.O.
5.35%    02/01/10                          $ 6,530          $   6,810

Arizona -- 2.4%
Arizona Industrial Devel. Auth.
   Rev. - Industrial Dev.
7.05%    08/01/20                           12,000             12,886
Arizona Transportation Board
   Rev. - Sales Tax
6.00%    07/01/08                            5,000              5,684
7.00%    07/01/00                            7,150              7,590(k)
Phoenix Arizona G.O.
5.55%    07/01/09                            3,975              4,350
Phoenix Arizona Street & Highway
   User Rev. - Trans.
6.10%    07/01/01                            1,500              1,606
Pima County Arizona Unified
   School District Number 1
   Tucson G.O.
8.00%    07/01/01                            1,400              1,573(k)
                                                               33,689

California -- 3.7%
California State G.O.
8.00%    05/01/03                           10,725             12,632(i)



                                        Principal
                                           Amount             Value
--------------------------------------------------------------------------------
Los Angeles California Waste Water
   Systems Rev. - Water & Sewer
5.70%    06/01/20                         $15,000          $   15,604(k)
San Diego County California
   Certificates Participation
   Rev. - Lease Rev.
5.25%    11/15/19                           6,000               6,049(k)
Southern California Public Power
   Auth. Rev. - Electric Utility
5.00%    07/01/15                           5,725               5,743(m)
5.00%    07/01/22                          12,500              12,139(k)
                                                               52,167

Colorado -- 2.4%
Colorado Springs Colorado Utility
   Rev. - Electric Utility
6.50%    11/15/15                          30,370              33,201

Connecticut -- 5.8%
Connecticut State G.O.
5.50%    08/01/05                           2,855               3,068
5.50%    03/15/07                           9,560              10,186
5.50%    12/01/08                          11,090              12,027
5.625%   03/15/09                           1,990               2,106
5.95%    11/15/00                           2,700               2,848
6.00%    11/01/04 - 11/1/04                 4,455               4,915
6.15%    11/15/03                           2,000               2,178
Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
5.125%   11/01/12                           1,495               1,523(k)
Connecticut State Special Tax Obligation
   Rev. - Sales Tax
4.00%    10/01/00                           7,550               7,563
5.125%   09/01/05                           2,250               2,358
6.00%    10/01/08                           2,470               2,787(k)
Mashantucket Western Pequot Tribe Connecticut
   Rev. - Lease Rev.
5.70%    09/01/12                           2,500               2,629(b)
5.75%    09/01/18                           9,500               9,854(b)
Stamford Connecticut G.O.
4.90%    02/15/06                           1,025               1,062
5.00%    02/15/07                           1,550               1,611
5.00%    02/15/08                           1,475               1,526
5.00%    02/15/09                           1,500               1,542


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                        Principal
                                           Amount             Value
--------------------------------------------------------------------------------
5.00%    02/15/10                         $ 1,875          $   1,917
5.00%    02/15/11                           1,875              1,911
5.00%    02/15/12                           1,875              1,905
5.00%    02/15/13                           1,875              1,899
5.00%    02/15/14                           1,875              1,894
5.05%    02/15/15                           1,875              1,890
                                                              81,199

Delaware -- 1.0%
Delaware Trans. Auth. Rev. - Trans.
6.50%    07/01/11                          10,000             10,946(j)
New Castle County Delaware G.O.
6.40%    10/15/03                           2,390              2,611
                                                              13,557

District of Columbia -- 1.3%
District of Columbia Rev. - Education
7.15%    04/01/21                          17,950             18,918

[GRAPHIC OMITTED] Florida -- 8.4%

Brevard County Utility Rev. -
   Water & Sewer
5.25%    03/01/07                            2,800            2,946(k)
5.25%    03/01/08                            3,250            3,412(k)
Dade County School District G.O.
5.20%    08/01/07                            5,000             5,255(k)
5.50%    08/01/11                           14,250            15,001(k)
5.50%    08/01/15                           17,805            18,558(k)
Florida State Board Education
   Capital Outlay G.O.
5.00%    06/01/13                            8,000             8,054
6.00%    06/01/19                            5,250             5,629
Florida State Div. Bd. Fin. Dept.
   Rev. - Lease Rev.
6.50%    07/01/09                            6,915             7,549(k)
6.50%    07/01/10                            1,940             2,118(k)
Hillsborough County School Board
   Rev. - Lease Rev.
6.00%    07/01/12                            5,000             5,454(k)
6.00%    07/01/14                            2,155             2,352(k)
Hillsborough County Util. Ref.
   Rev. - Water & Sewer
6.50%    08/01/16                            8,500             9,294(k)
6.625%   08/01/11                           10,000            11,063(k)



                                        Principal
                                           Amount             Value
--------------------------------------------------------------------------------

Orange County Rev. -
   Water & Sewer
6.25%    10/01/17                         $ 6,500          $   7,068(k)
Orlando & Orange County
   Expressway Auth. Rev. - Trans.
5.25%    07/01/14                          13,695             13,941(k)
                                                             117,694

Georgia -- 1.6%
Fulton County Georgia School
   District G.O.
5.625%   01/01/21                           8,205              8,528
Georgia State G.O.
6.50%    08/01/04                           1,750              1,991
6.50%    04/01/08 - 08/01/08                5,320              6,229
Gwinnett County Georgia Water &
   Sewer Auth. Rev. - Water & Sewer
8.60%    08/01/03                           1,250              1,526
Private Colleges & University
   Rev. - Education
6.50%    11/01/15                           4,010              4,798(k)
                                                              23,072

Hawaii -- 0.3%
Honolulu Hawaii City &
   County G.O.
6.00%    01/01/12                           2,000              2,236
6.10%    06/01/11                           1,500              1,661
                                                               3,897

Illinois -- 5.2%
Chicago Illinois School Finance
   Auth. G.O.
5.00%    06/01/09                           9,000              9,280(k)
Chicago Public Bldg. Comm.
   Rev. - Lease Rev.
7.125%   01/01/15                           9,115              9,789(k,m)
Cook County Illinois G.O.
5.375%   11/15/18                          14,500             14,783(k)
Illinois Education Fac. Auth.
   Rev. - Education
7.125%   07/01/21                          14,940             16,643
Metropolitan Pier & Exposition
   Authority Illinois Rev. - Sales Tax
6.50%    06/15/27                          10,305             11,576


----------
See Notes to Schedules of Investments and Financial Statements

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                        Principal
                                           Amount             Value
--------------------------------------------------------------------------------
Regional Transport Auth. Illinois
   Rev. - Trans.
6.25%    06/01/15                        $ 9,980            $  10,916
                                                               72,987

Indiana -- 2.8%
Indiana Transportation Finance
   Auth. Airport Fac. Lease
   Rev. - Trans.
5.00%    11/01/12                          13,305             13,538(k)
5.00%    11/01/16                           3,250              3,252(k)
Indiana University Rev. -
   Education
6.00%    11/15/14                           7,500              8,103
Indianapolis Local Rev. -
   Bank Bond
6.00%    07/01/10                           6,000              6,427
Petersburg Pollution Control
   Rev. - Industrial Dev.
6.625%   12/01/24                           7,250              8,133
                                                              39,453

Iowa -- 0.8%
Iowa Finance Authority
   Rev. - Health
5.00%    08/15/11                           1,670              1,679
5.25%    08/15/12                           1,755              1,804
5.25%    08/15/14                           3,790              3,879
5.375%   08/15/17                           4,215              4,304
                                                              11,666

Kentucky -- 0.9%
Louisville & Jefferson County
   Kentucky Rev. - Water & Sewer
5.30%    05/15/19                          11,900             12,022(k)

Maine -- 0.6%
Maine Health & Higher
   Educational Facilities Auth.
   Rev. - Health
5.50%    07/01/23                           7,690              7,873(k)

Maryland -- 0.5% Maryland State G.O.
5.00%    10/15/11                           3,500              3,600



                                           Principal
                                              Amount             Value
--------------------------------------------------------------------------------
Montgomery County G.O.
8.60%    05/01/01                            $ 2,910         $   3,311
                                                                 6,911

[GRAPHIC OMITTED] Massachusetts -- 6.3%

Massachusetts State G.O.
5.50%    11/01/08                             18,135            19,625
Massachusetts State Health &
   Educational Fac. Auth.
   Rev. - Health
6.30%    08/15/24                              4,000             4,368(k)
Massachusetts State Indus. Fin. Agcy.
   Rev. - Resource Rec.
6.30%    07/01/05                              8,750             9,401
Massachusetts State Water Resources Auth.
   Rev. - Water & Sewer
4.75%    12/01/23                              7,500             7,063(k)
5.00%    03/01/22                              7,500             7,295(k)
5.10%    03/01/03                              8,000             8,315
5.50%    03/01/17                              3,000             3,089(k)
6.50%    07/15/08                              9,245            10,918
6.50%    07/15/19                             14,125            17,195
                                                                87,269

Michigan -- 3.0%
Hartland Michigan Consolidated
   School District Rev. - Education
5.125%   05/01/22                              5,000             5,001(k)
Michigan Trunk Line Rev. -
   Sales Tax
5.50%    10/01/21                             35,815            36,408
                                                                41,409

Minnesota -- 1.4%
Southern Muni. Power Agcy.
   Rev. - Electric Utility
5.00%    01/01/12                             10,000            10,135(k)
5.75%    01/01/11                              8,780             9,233(m)
                                                                19,368

Missouri -- 1.3%
Jackson County Missouri
   Consolidated School District
   Number 002 G.O.
5.25%    03/15/09                              8,000             8,354(k)


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
University Missouri Health
   Facilities Rev. - Health
5.60%    11/01/26                               $10,000          $  10,496(k)
                                                                    18,850

New Hampshire -- 1.4%
New Hampshire Higher
   Educational & Health Facilities
   Rev. - Education
6.25%    07/01/20                                  5,000             5,406(k)
New Hampshire State Tpke.
   Systems Rev. - Trans.
5.25%    02/01/19                                  4,500             4,520(k)
New Hampshire Tpke. Auth.
   Rev. - Trans.
5.75%    04/01/20                                  8,745             9,116
                                                                    19,042

[GRAPHIC OMITTED] New Jersey -- 7.4%

Atlantic County N.J. Utilities
   Auth. G.O.
5.00%    01/15/13                                  6,400             6,400(i,k)
Essex County New Jersey G.O.
5.375%   09/01/10                                  2,125             2,230(k)
New Jersey Building Auth.
   Rev. - Lease Rev.
5.00%    06/15/11                                 10,650            10,835
5.00%    06/15/12                                  9,440             9,574
New Jersey Sports and Exposition
   Convention Ctr. Rev. - Lease Rev.
6.50%    03/01/19                                 12,590            13,733
New Jersey State G.O.
5.125%   07/15/08                                  5,180             5,451
New Jersey Tpke. Auth.
   Rev. - Trans.
6.50%    01/01/16                                 45,960            54,623(k)
                                                                   102,846

[GRAPHIC OMITTED] New York -- 11.9%

Battery Park City Auth. Rev. - Lease Rev.
4.75%    11/01/19                                 16,130          15,473(k)
5.00%    11/01/13                                 10,000          10,005(k)
5.25%    11/01/17                                  6,500           6,566(k)



                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
Municipal Assistance Corp. Rev. -
   Sales Tax
5.20%    07/01/08                                $10,000         $  10,528
Nassau County New York G.O.
4.75%    09/01/11                                  5,750            5,721(k)
New York New York G.O.
4.60%    08/01/06                                  1,400            1,423(k)
4.70%    08/01/07                                  1,725            1,761(k)
4.80%    08/01/05                                  1,190            1,191
5.25%    08/01/03                                  2,175            2,246
5.25%    08/01/05                                  3,200            3,294
5.25%    08/01/11                                  3,950            3,946
5.25%    08/01/13                                  1,500            1,504
5.25%    08/01/15                                  2,400            2,378
5.60%    08/15/06                                 13,000           13,716
New York State Dormitory CUNY
   Rev. - Education
5.30%    07/01/08                                  3,000            3,238
5.40%    07/01/10                                  8,185            8,760
7.00%    07/01/09                                  7,000            8,300
New York State Housing Finance
   Agency Service Contract
   Rev. - Housing
6.375%   09/15/14                                  5,000            5,670(j)
New York State Local Government
   Assistance Corp. Rev. - Sales Tax
5.50%    04/01/21                                 12,255           12,503
New York State Thruway Auth.
   Rev. - Trans.
6.00%    04/01/14                                  8,000            8,523
New York State Urban Development Auth.
   Rev. - Housing
5.50%    07/01/16                                  7,000            7,277
New York State Urban Development
   Corporation Rev. - Lease Rev.
5.50%    01/01/16                                 25,310           25,677
Suffolk County New York Water
   Auth. Waterworks
   Rev. - Water & Sewer
5.00%    06/01/17                                  6,000            5,919(k)
                                                                  165,619


----------
See Notes to Schedules of Investments and Financial Statements

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------

Ohio -- 4.4%
Clermont County Ohio Hospital Facilities
   Rev. - Health
7.50%    09/01/19                             $ 2,000            $   2,168(j,k)
Cleveland Water Works
   Rev. - Water & Sewer
6.25%    01/01/16                               9,490               10,245(k)
Columbus G.O.
5.30%    07/01/09                               1,850                1,925
Northeast Ohio Reg. Sewer District
   Rev. - Water & Sewer
6.50%    11/15/16                              15,500               16,975(j,k)
Ohio State Building Auth.
   Rev. - Lease Rev.
4.75%    04/01/14                               5,000                4,808
7.00%    09/01/07                               3,230                3,520(k)
Ohio State Higher Education
   Rev. - Education
6.70%    05/01/05                              10,100               10,868(k)
Ohio State Public Facilities
   Commission G.O.
4.50%    11/01/09                               1,500                1,485(k)
Ohio State Water Development
   Auth. Pollution Control Fac.
   Rev. - Water & Sewer
5.30%    12/01/11                               9,265                9,605(k)
                                                                    61,599

Oklahoma -- 0.4%
Oklahoma Tpke. Auth. Rev. - Trans.
6.25%    01/01/22                               4,640                5,045(k)

Oregon -- 0.6% Oregon State G.O.
5.875%   10/01/18                               2,435                2,605
6.875%   12/01/13                               5,000                5,221
                                                                     7,826

[GRAPHIC OMITTED] Pennsylvania -- 6.8%

Allegheny County Hospital Development Auth.
   Rev. - Health
5.375%   12/01/25                              20,000              20,329(k)
6.20%    09/01/15                               3,500               3,857(k)



                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
Delaware Valley Pennsylvania
   School District G.O.
6.50%    04/01/01                               $ 1,000          $   1,075(k)
Montgomery County Higher
   Education & Health Auth.
   (Holy Redeemer Hosp.)
   Rev. - Lease Rev.
8.25%    03/01/14                                 3,160              3,360
Montgomery County Pennsylvania
   Higher Education & Health Auth.
   Rev. - Health
5.00%    10/01/09                                 2,405              2,467(k)
Montgomery County Pennsylvania
   Higher Education & Health
   Rev. - Health
5.10%    10/01/10                                 2,670              2,739(k)
5.125%   10/01/11                                 2,810              2,863(k)
Northampton County Higher
   Education Fac. Auth. Lehigh
   Univ. Rev. - Education
7.00%    10/15/11                                 7,800              8,714(k)
Pennsylvania Higher Education
   Fac. Auth. Rev. - Education
8.50%    10/01/08                                 2,095              2,206
Pennsylvania Intergovernmental
   Co-op. Rev. - Sales Tax
5.60%    06/15/15                                 8,000              8,203(k)
Philadelphia Gas Works
   Rev. - Natural Gas
6.375%   07/01/14                                 1,845              2,044(k)
Philadelphia Hospitals & Higher
   Education Facilities
   Rev. - Health
5.00%    02/15/21                                11,250             10,949
Philadelphia Pennsylvania School
   District G.O.
5.00%    04/01/04                                 4,460              4,631(k)
5.55%    07/01/05                                10,150             10,827(k)
5.65%    07/01/06                                 2,070              2,220(k)
5.75%    07/01/07                                 1,200              1,292(k)
5.80%    07/01/08                                 1,500              1,618(k)
5.85%    07/01/09                                 1,440              1,556(k)


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
University Pittsburgh Pennsylvania
   Higher Education
   Rev. - Education
4.95%    06/01/11                               $ 3,775           $   3,804(k)
                                                                     94,754

Rhode Island -- 0.4%
Rhode Island G.O.
5.00%    08/01/11                                 5,000               5,019

South Carolina -- 2.5%
Charleston County SC G.O.
5.90%    06/01/10                                 2,170               2,359
6.00%    06/01/11                                 2,310               2,517
6.00%    06/01/12                                 2,455               2,673
South Carolina State Public Service
   Auth. Rev. - Electric Utility
5.50%    07/01/21                                26,635              27,160(k)
                                                                     34,709

Tennessee -- 0.6%
Knox County Tennessee Health
   Educational & Housing
   Facilities Board Rev. - Health
7.25%    01/01/09                                 4,500               5,511(k)
Nashville Health & Education
   Rev. - Education
7.625%   05/01/08                                 2,300               2,374
                                                                      7,885

Texas -- 4.4%
Harris County Texas G.O.
6.125%   08/15/20                                15,000              16,740
Houston Texas Water & Sewer
   Systems Rev. - Water & Sewer
5.25%    12/01/21                                20,000              20,246(k)
Tarrant County Texas Water
   Control & Improvement
   Rev. - Water & Sewer
5.75%    03/01/13                                 3,500              3,669(j,k)
Texas Municipal Power Agency
   Rev. - Electric Utiity
5.25%    09/01/08                                 5,000              5,358(k)
Texas State G.O.
9.00%    10/01/99                                 6,200              6,730(i)
9.00%    10/01/00                                 6,600              7,470(i)


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------
University Texas University
   Rev. - Education
5.20%    08/15/09                             $ 1,295            $   1,362
                                                                    61,575

Utah -- 0.7%
Intermountain Power Agency
   Utah Power Supply
   Rev. - Electric Utility
5.00%    07/01/21                               10,000               9,757

Vermont -- 0.2%
Burlington Vermont Electric
   Rev. - Electric Utility
5.30%    07/01/08                                3,155               3,400(k)

Virginia -- 3.9%
Chesapeake Virginia G.O.
6.00%    05/01/12                                2,150               2,330
Fairfax County Virginia Sewer
   Rev. - Water & Sewer
5.875%   07/15/28                               13,785              14,774(k)
Fairfax County Virginia Water
   Auth. Rev. - Water & Sewer
5.00%    04/01/16                                2,500               2,494
Norfolk Virginia Industrial
   Development Auth.
   Rev. - Health
5.00%    11/01/20                                4,250               4,154
Roanoke Virginia Industrial
   Development Auth. Hospital
   Rev. - Health
5.00%    07/01/24                               21,220              20,913(k)
University Virginia Rev. - Educ.
5.375%   06/01/20                                5,000               5,077
Virginia State Trans. Board
   Rev. - Trans.
6.90%    05/15/12                                4,250               4,382(j)
                                                                    54,124

West Virginia -- 0.2%
West Virginia State University
   Rev. - Education
6.00%    04/01/12                                3,000              3,251(k)


----------
See Notes to Schedules of Investments and Financial Statements

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                              Principal
                                                 Amount             Value
--------------------------------------------------------------------------------

Wisconsin -- 1.4% Wisconsin State G.O.
5.20%    05/01/10                               $ 4,150          $   4,280
5.25%    05/01/11                                 2,385              2,451
Wisconsin State Health &
   Educational Fac. Auth.
   Rev. - Health
5.25%    08/15/23                                13,455             13,471(k)
                                                                    20,202
Total Investments in Securities
   (Cost $1,247,114)                                             1,358,665


                                                Number
                                             of Shares            Value
--------------------------------------------------------------------------------

Short-Term Investments -- 1.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
    (COST $13,962)                             13,962              13,962

Other Assets and Liabilities,
   net 1.6%                                                        22,107
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                             $1,394,734
================================================================================

ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE ELFUN
TAX-EXEMPT INCOME FUND AS OF DECEMBER 31, 1997.

----------
See Notes to Schedules of Investments and Financial Statements

                                   ELFUN INCOME FUND

Q&A



Robert MacDougall leads the fixed income team at GE Investments. Assets under management exceed $24 billion. His responsibilities include managing the Elfun Income Fund, Elfun Money Market Fund and the fixed income portion of the Elfun Diversified Fund. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation, managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The Elfun Income Fund posted a total return of 9.58%. This compares with a 9.65% return for the Lehman Brothers Aggregate Bond Index. Our Lipper peer group of 137 Intermediate U.S. Taxable Bond funds had an average return of 8.1% for the same period.



[GRAPHIC OMITTED]

[PHOTO OF Robert MacDougall]



Q.   WHAT HAPPENED IN THE BOND MARKET DURING THE PAST TWELVE MONTHS?

A. Throughout much of 1997, interest rates trended lower and bond prices moved higher. The year began with the economy showing signs of strength, raising concerns about higher inflation. In turn, the Federal Reserve (the "Fed") raised short-term interest rates by one-quarter of one percent in March. It was the Fed's first rate hike in approximately two years and the only change in monetary policy by the Fed in 1997. The economy showed signs of slowing in April through July. In late July, the bond market received a big boost when Fed chairman Mr. Greenspan gave a generally positive forecast for both the financial markets and the economy during his Humphrey-Hawkins testimony before the Senate. In August, inflationary concerns re-ignited on a slightly stronger than expected employment report for July and a robust increase in orders of goods reported by the National Association of Purchasing Managers. In September, however, those concerns abated on news that the economy was growing moderately and inflation was under control. Concerns about the future growth potential of countries along the Pacific Rim and its impact on the global economy sent interest rates tumbling in October and throughout most of November and December.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund's sector allocation was largely responsible for its performance. Early in the year, the fund's overweighted positions in corporate bonds and mortgage backed securities contributed significantly to performance. In 1997, corporate bonds produced the best investment results compared with Treasuries and mortgage backed securities. The fund's decision to increase its exposure to Treasuries in July and September also contributed favorably to its investment results, as Treasuries outperformed mortgage securities during that period.

Q.   WHAT IS YOUR OUTLOOK?

A. Our forecast for bonds remains favorable. Real rates of return on U.S. bonds remain attractive compared to other markets. The federal budget deficit is declining, which means the government is likely to issue fewer bonds in the future, and when the supply of available bonds decreases, prices generally rise. Although the U.S. economy is still growing at a healthy pace, the problems in Asia are likely to keep inflation under control, which should translate to good news for bonds.

                                   ELFUN INCOME FUND

            Comparison of Change in Value of a $10,000 Investment



                    ELFUN INCOME        LB AGGREGATE

12/87               10,000.00           10,000.00
12/88               10,752.21           10,788.97
12/89               12,294.41           12,356.53
12/90               13,353.60           13,460.53
12/91               15,507.64           15,614.29
12/92               16,534.49           16,768.82
12/93               18,141.43           18,403.91
12/94               17,718.63           17,866.78
12/95               20,945.05           21,167.87
12/96               21,785.19           21,933.01
12/97               23,871.59           24,057.05



                     AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------

                  One         Five       Ten
                  Year        Year       Year
--------------------------------------------------------------------------------

Elfun Income      9.58%       7.62%     9.09%


LB Aggregate      9.65%       7.49%     9.18%


                             INVESTMENT PROFILE

A Fund designed for investors who seek a high level of current income consistent with prudent management and preservation of capital through investments in a variety of fixed income securities.


                         *Lipper Performance Comparison

                      Based on Average Annual Total Returns
                         for the periods ended 12/31/97
                    Intermediate U.S. Taxable Bond Peer Group

                                           One      Five       Ten
                                           Year     Year       Year

     Fund's rank in peer group:             10        4         2

     Number of Funds in peer group:        137       56        17

     Peer group average total return:     8.1%     6.1%      7.9%


     Lipper categories in peer group:  Intermediate U.S. Government,
                                       Intermediate U.S. Treasury


*See Notes to Performance for explanation of peer categories.


                     Quality Ratings as of December 31, 1997
--------------------------------------------------------------------------------

                                  Percent of
Moody's Ratings +                Market Value
--------------------------------------------------------------------------------
Aaa                                78.6%
--------------------------------------------------------------------------------
Aa                                  2.3%
--------------------------------------------------------------------------------
A                                   5.0%
--------------------------------------------------------------------------------
Baa                                 6.2%
--------------------------------------------------------------------------------
Ba                                  6.9%
--------------------------------------------------------------------------------
B                                   1.0%
--------------------------------------------------------------------------------

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

See page 45 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


Elfun Income Fund

U.S. Treasuries               34.9%
Corporate Notes               21.9%
Mortgage Backed               36.2%
Cash & Other                   7.0%


                                          Principal
                                             Amount             Value
--------------------------------------------------------------------------------
Bonds and Notes -- 100.9%
--------------------------------------------------------------------------------

Federal Agency -- 0.3%
Small Business Administration
6.55%    10/01/17 - 12/01/17
  (COST $711)                              $  711              $  712

U.S. Treasuries -- 34.9%
U.S. Treasury Bonds
13.75%   08/15/04                           3,792               5,432(i)
12.00%   05/15/05                             465                 636(i)
12.50%   08/15/14                           1,208               1,867(i)
10.625%  08/15/15                           6,684              10,046(i)
6.625%   02/15/27                           4,826               5,239(i)
6.375%   08/15/27                              70                  74(i)
6.125%   11/15/27                           7,705               7,918(h)
                                                               31,212
U.S. Treasury Notes
5.875%   01/31/99 - 8/31/99                17,579              17,627
6.00%    06/30/99                           4,577               4,600
5.625%   11/30/99                           6,090               6,084(h)
7.75%    12/31/99                           5,443               5,655(i)
5.75%    11/15/00                           2,634               2,639(h)
6.25%    04/30/01                           4,459               4,529(i)
6.625%   07/31/01                           3,054               3,140
6.375%   09/30/01                             750                 765
5.625%   12/31/02                           1,421               1,416
6.50%    08/15/05                             200                 209(h,i)
6.625%   05/15/07                             355                 376
6.125%   08/15/07                             884                 908
                                                               47,948



                                          Principal
                                             Amount             Value
--------------------------------------------------------------------------------

U.S. Treasury STRIP
6.02%    08/15/11                         $ 3,288             $ 1,467(d)
Total U.S. Treasuries
   (Cost $78,891)                                              80,627

Asset Backed -- 5.5%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                             239                 235
California Infrastructure
6.42%    12/26/09                             208                 210
Carco Auto Loan Master Trust
6.689%   08/15/04                             867                 870
First USA Credit Card Trust
6.12%    04/15/01                           2,127               2,128
Fleetwood Credit Grantor Trust
6.40%    05/15/13                             424                 426
Ford Credit Auto Loan Master
   Trust Series (Class A)
5.927%   07/15/01                           1,136               1,138(e)
6.005%   02/15/03                             100                 100(e)
Green Tree Recreational,
   Equipment & Consumer Trust
6.49%    02/25/18                             411                 412
IMC Home Equity Loan Trust
7.23%    05/20/27                             442                 454
Iroquois Trust
6.68%    11/10/03                             693                 694(b)
6.752%   06/25/07                             825                 828(b)
MBNA Master Credit Card Trust
6.295%   01/15/02                             766                 767(e)
6.15%    03/15/03                           2,417               2,421(e)
Signet Master Trust
6.18%    09/16/02                             983                 984(e)
Standard Credit Card Master Trust
6.36%    05/08/00                             326                 326(e)
Tiers Trust
6.688%   11/15/03                             553                 555

Total Asset Backed
   (Cost $12,519)                                              12,548

Corporate Notes -- 21.9%
Abbey National PLC
7.35%    10/29/49                             517                 541
AFC Capital Trust
8.207%   02/03/27                             600                 661


----------
See Notes to Schedules of Investments and Financial Statements

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                     Principal
                                        Amount                 Value
--------------------------------------------------------------------------------
Associated Estates Realty Corp.
6.18%    09/27/99                       $  500                $  501
Banco Hipotecario Nacional
8.00%    06/04/99                          525                   513(b)
Bancomer S.A.
9.00%    06/01/00                          505                   503(b)
Bank Austria AG
7.25%    02/15/17                          500                   527
Bell Telephone Co. - Canada
9.50%    10/15/10                          340                   424
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                          600                   747
BT Preferred Capital Trust
7.875%   02/25/27                          825                   859
China International Trust &
   Investment Corp.
9.00%    10/15/06                          340                   356
Circus Circus Enterprises Inc.
6.70%    11/15/96                          395                   395
Cleveland Electric Co. -
   Toledo Edison
8.29%    11/15/99                        1,000                 1,031
Cleveland Electric Illuminating Co.
7.19%    07/01/00                          200                   203
Columbia University
6.83%    12/15/20                          350                   363
Conseco Inc.
8.70%    11/15/26                          550                   615
Continental Cablevision Inc.
8.50%    09/15/01                          450                   478
8.30%    05/15/06                          630                   688
CSX Corp.
7.05%    05/01/02                          190                   195
DDR Pass-Through Asset Trust
7.125%   03/15/02                          715                   726(b)
Delta Air Lines Inc.
7.79%    12/01/98                          420                   426
Deutsche Bank Financial Inc.
6.70%    12/13/06                          235                   238
Empresa Nacional de Electricid
8.125%   02/01/97                          415                   431
Energy Group Overseas
7.375%   10/15/17                          495                   512(b)



                                          Principal
                                             Amount             Value
--------------------------------------------------------------------------------
Farmers Insurance Exchange
8.625%   05/01/24                          $  365            $  422(b)
FBOP Capital Trust
10.20%   02/06/27                             150               173(b)
Federated Department Stores Inc.
10.00%   02/15/01                             720               791
Felcor Suites Ltd.
7.375%   10/01/04                             315               314(b)
First Security Capital
8.41%    12/15/26                             298               326
Ford Motor Credit Co.
7.32%    05/23/02                           1,095             1,108
Freeport Term Malta Ltd.
7.50%    03/29/09                             450               474(b)
Fujian International Trust &
   Investment Corp.
7.375%   08/25/07                             200               190(b)
Greenpoint Bank Brooklyn
6.70%    07/15/02                             365               368
Gruma SA de CV
7.625%   10/15/07                             135               133(b)
Guangdong International Trust &
   Investment Corp.
8.875%   05/22/07                             355               317(b)
8.75%    10/24/16                             410               423(b)
Heritage Media Corp.
8.75%    02/15/06                             500               532
Hydro-Quebec
8.05%    07/07/24                             685               789
8.25%    04/15/26                           1,365             1,591
Ikon Capital Inc.
6.27%    07/19/99                             800               802
Ikon Office Solutions Inc.
6.75%    12/01/25                             375               362
Industrial Finance Corp.
7.00%    08/04/07                             585               556(b)
Israel Electric Corp. Ltd.
8.10%    12/15/96                             850               879(b)
Korea Development Bank
7.125%   09/17/01                             155               130
6.625%   11/21/03                             415               323
7.375%   09/17/04                             140               112
Korea Electric Power Corp.
7.75%    04/01/13                             470               339


----------
See Notes to Schedules of Investments and Financial Statements

                                  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)


                                     Principal
                                        Amount                 Value
--------------------------------------------------------------------------------
Landeskreditbank Baden
7.875%   04/15/04                        $  570               $  622
LCI International Inc.
7.25%    06/15/07                           314                  325
Lehman Brothers Holdings Inc.
6.90%    03/30/01                           615                  625
Liberty Mutual Insurance Co.
8.20%    05/04/07                           375                  416(b)
Loewen Group International Inc.
6.70%    10/01/99                           775                  771(b)
7.50%    04/15/01                         1,030                1,044(b)
Long Island Lighting
7.30%    07/15/99                           440                  446
Meditrust
7.114%   08/15/04                           415                  419
Merita Bank Ltd.
7.15%    12/29/49                           485                  493(b)
Merrill Lynch & Co. Inc.
5.939%   05/19/98                           762                  763
6.009%   01/22/99                           265                  266
MIC Financing Trust
8.375%   02/01/27                           550                  578(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                           300                  318
National Westminster Bank PLC
7.75%    04/29/49                           520                  560
New Jersey Economic
   Development Authority
7.425%   02/15/29                           350                  386
New York State Dormitory
   Authority Revenue
6.32%    04/01/99                           655                  657
News America Holdings Inc.
8.15%    10/17/36                           500                  542
Niagara Mohawk Power Corp.
9.50%    06/01/00                           400                  423
Norfolk Southern Corp.
7.90%    05/15/2097                         872                  990
North Atlantic Energy Corp.
9.05%    06/01/02                           538                  553
NRG Energy Inc.
7.50%    06/15/07                           460                  475(b)
NWCG Holding Corp.
6.33%    06/15/99                           750                  686(d)



                                       Principal
                                          Amount               Value
--------------------------------------------------------------------------------
Oryx Energy Co.
10.00%   06/15/99                       $ 1,150               $ 1,201
Petroleos Mexicanos
8.00%    07/01/98                           265                   266(b)
7.75%    10/29/99                           525                   528(b)
Philip Morris Cos. Inc.
7.20%    02/01/07                           280                   289
PSI Energy Inc.
6.25%    12/15/98                           325                   325
Reliance Industries Ltd.
10.50%   08/06/46                           285                   293(b)
Republic New York Corp.
7.20%    07/15/2097                         415                   433
Republic of Argentina
9.50%    11/30/02                           460                   457
Republic of Columbia
7.25%    02/15/03                           280                   274
Republic of Panama
7.875%   02/13/02                           300                   290(b)
Riggs Capital Trust
8.625%   12/31/26                           300                   318(b)
RJR Nabisco Inc.
8.75%    04/15/04                           500                   535
St. George Funding Co.
8.485%   12/31/49                           605                   660(b)
Sun Life Canada Capital Trust
8.526%   05/29/49                           600                   662(b)
Taubman Realty Group L.P.
8.00%    06/15/99                           660                   675
TCI Communications Inc.
8.65%    09/15/04                           620                   679
Tele-Communications Inc.
6.469%   12/20/00                           414                   417
9.25%    04/15/02                           200                   220
Tenet Healthcare Corp.
8.00%    01/15/05                           450                   458
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                           500                   640
Time Warner Inc.
4.90%    07/29/99                         1,115                 1,093(b)
6.10%    12/30/01                           300                   294(b)
Total Access Communication PLC
7.625%   11/04/01                           340                   180(b)


----------
See Notes to Schedules of Investments and Financial Statements

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                       Principal
                                          Amount            Value
--------------------------------------------------------------------------------
Transamerica Capital
7.625%   11/15/37                        $  420            $  437(b)
Triton Energy Ltd.
8.75%    04/15/02                           595               611
Universal Outdoor Inc.
9.75%    10/15/06                           230               258
Viacom Inc.
7.75%    06/01/05                           950               966
Videotron Holdings PLC
11.00%   08/15/05                           350               310
Washington Mutual Capital
8.375%   06/01/27                           453               499
Waterford Funding Corp.
8.09%    01/02/17                            40                42
Yale University Notes
7.375%   04/15/96                           395               437

Total Corporate Notes
   (Cost $49,224)                                          50,492

Mortgage Backed -- 36.2%
Federal Home Loan Bank
6.15%    10/23/00                           565               565
6.172%   11/24/00                           810               810
                                                            1,375
Federal Home Loan Mortgage Corp.
7.50%    06/01/10                         2,922             3,007
9.00%    12/01/24                         1,767             1,888
9.00%    04/01/25                         3,369             3,597
                                                            8,492
Federal National Mortgage Assoc.
5.96%    07/23/99                         1,860             1,864
5.82%    08/25/99                         1,300             1,301
6.41%    07/08/02                         1,095             1,115
6.50%    01/01/04                           125               126
6.99%    07/09/07                         1,210             1,240
9.00%    10/01/24                           918               979
6.50%    04/01/26                           231               229
7.00%    08/01/27 - 10/01/27              3,900             3,940
6.154%   03/01/33                         1,263             1,263(l)
6.193%   05/01/36                         1,766             1,765(l)
6.196%   05/01/36                         3,960             3,959(l)
6.50%    TBA                              3,150             3,149(c)
7.00%    TBA                              9,132             9,201(c)
                                                           30,131


                                            Principal
                                               Amount        Value
--------------------------------------------------------------------------------
Government National Mortgage Assoc.
8.50%    10/15/17                            $ 2,032      $  2,171
9.00%    11/15/17  - 12/15/17                  1,789         1,949
8.00%    01/15/23  - 12/15/23                  4,767         4,963
6.50%    01/15/24  - 5/15/24                   2,696         2,672
7.50%    01/15/24  - 3/15/24                      48            50
                                                            11,805
Collateralized Mortgage Obligations
Amresco Commercial Mortgage
   Funding Corp.
6.73%    06/17/29                                540           545
Asset Securitization Corp.
6.50%    02/14/41                                406           409
BCF
7.22%    11/25/28                              1,383         1,400
7.25%    11/25/28                                838           805
5.476%   01/25/38                                576           575
BHN Mortgage Trust
7.916%   07/25/09                                246           241(b)
7.54%    05/31/17                                383           367(b)
Collateralized Mortgage
   Obligation Trust
5.46%    09/01/15                                305           269(d,f)
5.75%    11/01/18                                364           265(d,f)
CS First Boston Mortgage
   Securities Corp.
6.425%   08/20/30                                102           102
DLJ Mortgage Acceptance Corp.
6.65%    12/17/27                                389           392(b)
Federal Home Loan Mortgage
   Corp.
8.00%    04/15/20                                464           483
7.50%    04/15/21                                815           835
4.95%    04/01/27                              4,572         3,299(d,f)
Federal National Mortgage Assoc.
7.148%   10/17/09                                587           609
8.50%    03/01/17 - 4/01/17                      606           156(g)
8.50%    01/01/18                                 70            18(g)
7.00%    06/18/20                              1,140         1,149
7.41%    03/25/21                                865           915
9.00%    05/25/22                                502           134(g)
8.50%    07/25/22                                865           237(g)
5.22%    07/01/26                                145           111(d)
5.05%    04/01/27                                391           303(d,f)

----------
See Notes to Schedules of Investments and Financial Statements

      SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

                                     Principal
                                        Amount              Value
--------------------------------------------------------------------------------
Federal National Mortgage
   Assoc. REMIC
7.623%   12/17/04                        $  604            $  631
6.856%   06/17/11                           440               447
6.909%   06/25/16                         1,230             1,259
6.82%    07/25/20                           796               740(d,f)
5.67%    12/25/22                           497               400(d,f)
Federal National Mortgage
   Assoc. STRIP
6.00%    08/25/23                         1,618               473(g)
5.15%    12/15/24                         1,618             1,094(d,f)
GS Mortgage Securities Corp.
6.86%    07/13/30                           687               700
Mid State Trust
7.54%    07/01/35                           209               219
Morgan Stanley Capital Inc.
6.504%   10/15/10                           768               771(b)
6.86%    07/15/29                           808               824(b)
6.59%    10/03/30                           274               277
Residential Assets Securitization
   Trust
7.75%    04/25/27 - 6/25/27               1,466             1,519
7.50%    08/25/27                           821               854
Residential Resources Inc.
8.00%    10/01/18                           241               242
Salomon Brothers Mortgage
   Securities Inc.
8.125%   11/01/12                           223               229
7.00%    07/15/24                         1,244             1,240
Sawgrass Finance REMIC Trust
6.45%    01/20/06                           700               707
Structured Asset Securities Corp.
6.90%    01/25/00                           365               365(b)
6.79%    06/12/04                           411               419
5.70%    04/25/27                         1,342             1,390
10.25%   02/25/28                         6,236               326(d)
Vornado Finance Corp.
6.36%    12/01/00                         3,082             3,083(b)
                                                           31,828
Total Mortgage Backed
   (Cost $82,742)                                          83,631





                                            Principal
                                               Amount         Value
--------------------------------------------------------------------------------

Foreign Denominated Notes -- 2.1%
Dutch Government
5.75%    02/15/07    NLG                      1,793          $  911
Federal Republic of Germany
6.00%    07/04/07    DEM                      1,517             885
Government of Canada
7.00%    12/01/06    CAD                      1,568           1,203
Kingdom of Belgium
6.25%    03/28/07    BEL                     32,367             927
Kingdom of Denmark
7.00%    11/15/07    DKK                      5,829             934
Total Foreign Denominated Notes
   (Cost $4,698)                                              4,860
Total Bonds and Notes
    (Cost $228,785)                                         232,870


                                              Number
                                             of Shares        Value
--------------------------------------------------------------------------------

Preferred Stock -- 1.9%
--------------------------------------------------------------------------------
Home Ownership, 13.331%                        2,705           2,630(b)
New Plan Realty Trust, 7.80%                  10,290             534
News Corp. Exchange
   Trust, 5.00%                                3,800             263(b)
Pinto Totta International
   Finance Ltd.                                  520             541(a,b)
Simon DeBartolo Group Inc.
   (Series C), 7.89%                           9,990             519
Total Preferred Stock
    (Cost $4,379)                                              4,487
Total Investments in Securities
   (Cost $233,164)                                           237,357

----------
See Notes to Schedules of Investments and Financial Statements

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                                        Principal
                                           Amount              Value
--------------------------------------------------------------------------------

Short-Term Investments -- 8.8%
--------------------------------------------------------------------------------

U.S. Government Agencies
Federal Home Loan Bank
5.10%    01/02/98                        $ 1,500             $ 1,500(d)
Federal Home Loan Mortgage Corp.
6.00%    01/02/98                          4,550               4,549(d)
5.60%    01/26/98                         11,800              11,753(d)
Total U.S. Government Agencies                                17,802


                                        Number
                                     of Shares                 Value
--------------------------------------------------------------------------------
GEI Short Term Investment Fund            2,620                  2,620
Total Short-Term Investments                                    20,422
   (Cost $20,422)


                                             Number
                       Expiration Date/      of
                          Strike Price       Contracts           Value
--------------------------------------------------------------------------------

Call Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond       Jan. 98/106.19      1,850,000            (3)
U.S. Treasury Bond       Jan. 98/105.50      1,825,000            (7)
Total Call Options Written
   (Premium received $(12))                                      (10)


                                             Number
                       Expiration Date/      of
                          Strike Price       Contracts           Value
--------------------------------------------------------------------------------

Put Options Written -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond      Jan. 98/100.19       1,850,000             (5)
U.S. Treasury Bond      Jan. 98/99.50        1,825,000             (7)
Total Put Options Written
   (Premium received $(13))                                       (12)

Other Assets and Liabilities,
   net (11.6%)                                                (26,854)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $230,903
================================================================================


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At December 31, 1997, the outstanding forward foreign currency contracts, which obligate the Elfun Income Fund to deliver currencies at a specified date, were as follows:

                                      U.S. $ Cost       U.S. $
Foreign Currency         Foreign      on Origination    Current    Unrealized
Sale Contracts           Currency     Date              Value      Appreciation
--------------------------------------------------------------------------------
BEL, expiring
  01/12/98               35,407       $  970             $  956         $14
CAD, expiring
  01/12/98                1,731        1,223              1,212          11
DEM, expiring
  01/12/98                1,622          917                902          15
DKK, expiring
  01/12/98                6,344          944                926          18
NLG, expiring
  01/12/98                1,925          966                949          17
                                      ------             ------        ----
                                      $5,020             $4,945         $75
                                      ======             ======        ====


----------
See Notes to Schedules of Investments and Financial Statements

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

Q&A

Robert MacDougall manages the Elfun Money Market Fund. Bob's biographical details can be found on page 33.

Q. HOW DID ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1997?

A. The Elfun Money Market Fund posted a total return of 5.45%. This compares with a 5.20% return for the 90-day Treasury Bill for the same period. Our Lipper peer group of 303 Money Market funds posted an average return of 4.9% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. As always, we invested in high-quality, liquid securities with relatively attractive yields and kept cost under control. Our decision to maintain a shorter-than-average duration early in the year bolstered performance when interest rates rose in March. In general, we adjust our fund's average maturity to the index according to our interest-rate beliefs.

Q.   WHAT MAJOR ECONOMIC EVENTS TOOK PLACE DURING THE YEAR?

A. The first major event was the Federal Reserve's (the "Fed") decision to raise short-term interest rates in March to stem concerns over rising inflation. This was the first rate hike by the Fed in approximately two years and the Fed's only move in monetary policy in 1997. For the rest of the year, except for August, inflation was under control and for the most part, interest rates trended lower. Another significant event that caused a sharp decline in rates was the economic and currency crisis in Asia late in the year.

Q.   WHAT IS YOUR OUTLOOK?

A. In general, the foundation of the U.S. economy remains solid. Inflation, which grew at its lowest annual rate (1.7%) in more than a decade, is still under control. Interest rates remain low, and corporate earnings are trending down, which we believe will drive rates even lower. We would not be surprised to see one or two Federal Reserve rate cuts during the first half of this year to stimulate economic activity. The turmoil in Asia is likely to keep the U.S. economy from growing, which should be good news for domestic fixed income securities.

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------
            Comparison of Change in Value of a $10,000 Investment
--------------------------------------------------------------------------------

                          ELFUN MONEY MARKET         90 DAY T-BILL

6/14/90                   10,000.00                  10,000.00
12/90                     10,453.53                  10,433.21
12/91                     11,138.58                  11,010.86
12/92                     11,574.51                  11,397.90
12/93                     11,957.55                  11,747.24
12/94                     12,456.76                  12,259.79
12/95                     13,182.16                  12,953.62
12/96                     13,872.07                  13,620.62
12/97                     14,627.67                  14,328.89


                           *Lipper Performance Comparison

                              Based on Average Annual Total Returns
                                for the periods ended 12/31/97
                                    Money Market Peer Group

                                         One       Five
                                         Year      Year

     Fund's rank in peer group:            10       4

     Number of Funds in peer group:       303     183

     Peer group average total return:    4.9%    4.3%

     Lipper categories in peer group:    Money Market


    * See Notes to Performance for explanation of peer categories.


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1997
--------------------------------------------------------------------------------
                                                          Since
                          One             Five            Inception
                          Year            Year            (6/14/90)
--------------------------------------------------------------------------------

Elfun Money Market        5.45%           4.79%            5.16%

90 Day U.S. T-Bill        5.20%           4.68%            4.85%



                         Fund Yield at December 31, 1997
--------------------------------------------------------------------------------
                                    IBC
                     FUND        MONEY FUND
--------------------------------------------------------------------------------

  7 Day Current      5.52%          5.12%
--------------------------------------------------------------------------------
  7 Day Effective    5.67%          5.25%
--------------------------------------------------------------------------------


  Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

  Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A Fund designed for investors who seek to achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity through investments in short-term high grade money market instruments.
--------------------------------------------------------------------------------

An investment in the Elfun Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the Elfun Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 45 for Notes to Performance. Past performance is no guarantee of future results.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997


                             Elfun Money Market Fund

Elfun Money Market Fund

Time Deposit, Certificates of Deposit & Other     17.8%
U.S. Government                                   36.2%
Commercial Paper                                  46.0%


--------------------------------------------------------------------------------
                                               Principal         Amortized
                                                  Amount             Cost
--------------------------------------------------------------------------------
Short Term Investments -- 100.4%
--------------------------------------------------------------------------------

U.S. Governments(d) -- 36.2%
Federal Farm Credit Bank
5.59%    04/07/98                              $ 5,100           $  5,026
Federal Home Loan Bank
5.69%    01/14/98                                5,210              5,199
5.72%    06/10/98                                5,450              5,317
                                                                   10,516
Federal Home Loan Mortgage
   Corp.
6.00%    01/02/98                                2,620              2,619
6.18%    01/14/98                                3,000              2,994
5.57%    02/11/98                                5,000              4,969
5.69%    03/10/98                                6,640              6,570
                                                                   17,152
Federal National Mortgage Assoc.
5.62%    01/12/98                                4,000              3,994
5.67%    02/06/98                                6,230              6,196
5.73%    06/19/98                                2,000              1,948
                                                                   12,138
International Bank for
   Reconstruction & Development
6.42%    01/06/98                                6,000              5,995
6.00%    01/26/98                                6,600              6,574
5.57%    03/13/98                                3,230              3,195
                                                                   15,764
Total U.S. Governments
    (Cost $60,596)                                                 60,596



                                               Principal         Amortized
                                                  Amount              Cost
--------------------------------------------------------------------------------

Commercial Paper(d) -- 46.0%
Abbey National PLC
5.61%    01/09/98                               $ 6,400           $  6,392
Associates Corp. of North America
5.80%    03/16/98                                 6,600              6,522
Chase Manhattan Corp.
5.74%    02/24/98                                 5,700              5,652
Credit Suisse
5.69%    02/12/98                                 6,640              6,597
First Union Corp.
5.63%    02/02/98                                 6,000              5,970
Halifax Building Society
5.75%    03/20/98                                 6,600              6,519
Merrill Lynch & Co. Inc.
5.83%    01/30/98                                 6,500              6,470
Morgan (J.P.) & Co. Inc.
5.81%    02/03/98                                 6,600              6,565
Morgan Stanley Group Inc.
5.81%    03/11/98                                 6,650              6,577
NationsBank Corp.
5.69%    02/12/98                                 6,610              6,567
Norwest Corp.
5.75%    01/23/98                                 5,370              5,351
5.83%    01/23/98                                 1,280              1,276
Toronto Dominion Bank
5.74%    02/18/98                                 6,600              6,550

Total Commercial Paper
    (Cost $77,008)                                                  77,008

Certificates of Deposit -- 15.8%
Bank of Montreal
5.61%    01/08/98                                 6,400             6,400
5.87%    01/08/98                                   250               250
Deutsche Bank AG
5.60%    01/02/98                                 5,920             5,920
5.84%    01/02/98                                   700               700
Dresdner Bank AG
5.62%    01/22/98                                 6,300             6,300
5.72%    01/22/98                                   300               300
Swiss Bank Corp.
5.77%    03/17/98                                 6,560             6,559

Total Certificates of Deposit
    (Cost $26,429)                                                 26,429


----------

See Notes to Schedules of Investments and Financial Statements

             ELFUN MONEY MARKET FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                              Principal            Amortized
                                                 Amount                 Cost
--------------------------------------------------------------------------------

Time Deposit -- 2.4%
State Street Cayman Islands
6.50%      01/02/98
   (Cost $4,040)                                $ 4,040           $  4,040

Total Short Term Investments
   (Cost $168,073)                                                 168,073

Other Assets and Liabilities,
   net (0.4%)                                                         (688)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                               $167,385
================================================================================


See Notes to Schedules of Investments and Financial Statements

                    NOTES TO PERFORMANCE (UNAUDITED)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.


A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.


The Standard & Poor's Composite Index of 500 Stocks (S&P 500), Morgan Stanley Capital International Index (MSCI), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,560 stocks of companies in 23 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest and are unaudited. Broad market index returns are calculated from the nearest month end to the funds' inception date. The majority of the broad market returns are not available from the funds' commencement of investment operations through December 31, 1997. The IBC Money Fund yields represent the average yields of 876 taxable money market funds.


The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, New Jersey.


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                        NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS)

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of The Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $937, $4,716, $12,483 and $25,932 or 0.5%, 3.3%, 0.9% and 11.2% of net
     assets for the Elfun Global Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Rate represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1997.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h)  All or a portion of security out on loan.

(i) At December 31, 1997, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.

(j) Prerefunded. Bonds that are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by either FGIC, MBIA, AMBAC, or FSA. The Elfun Tax-Exempt Income Fund had insurance concentrations of 5% or greater as of December 31, 1997 (as a percentage of net assets) as follows:

          MBIA      30.1%
          AMBAC     13.9%

(l) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1997.

(m) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

ABBREVIATIONS:

ADR  --  American Depositary Receipt

AMBAC --  AMBAC Indemnity Corporation

FGIC -- Financial Guarantee Insurance Corporation

FSA -- Financial Security Assurance

GDR -- Global Depository Receipt

G.O. -- General Obligation

MBIA -- Municipal Bond Insurance Association

REMIC -- Real Estate Mortgage Investment Conduit

STRIPS -- Separate Trading of Registered Interest and
          Principal of Securities

CURRENCY TERMS

  BEL  --   Belgian Franc

  CAD  --   Canadian Dollar

  DEM  --   Deutsche Mark

  DKK  --   Danish Krone

  NLG  --   Netherland Guilder

                                                            FINANCIAL HIGHLIGHTS

   Selected data based on a share outstanding during the year ended December 31:


Elfun Global Fund                                        1997               1996            1995           1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $17.67            $16.65           $15.58         $16.48          $12.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.22              0.24             0.23           0.21            0.18
   Net realized and unrealized
     gains (losses) on investments                        1.26              2.45             2.27          (0.32)           3.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            1.48              2.69             2.50          (0.11)           4.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.17              0.23             0.19           0.19            0.12
   Net realized gains                                     1.98              1.44             1.24           0.60            0.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       2.15              1.67             1.43           0.79            0.40
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $17.00            $17.67           $16.65         $15.58          $16.48
====================================================================================================================================

TOTAL RETURN(a)                                          8.47%            16.13%           16.03%         (0.63%)         31.88%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                                   $193,492          $176,303         $142,262       $126,196         $83,196
   Ratios to average net assets:
     Net investment income                               1.17%             1.37%            1.36%          1.44%           1.42%
     Expenses                                            0.24%             0.25%            0.34%          0.38%           0.31%
   Portfolio turnover rate                                 83%               45%              55%            30%             43%
   Average brokerage commission(b)                      $0.007            $0.012              N/A            N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

Elfun Trusts                                            1997              1996             1995           1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $46.46            $39.88           $30.91         $33.76          $33.93
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.75              0.75             0.77           0.77            0.81
   Net realized and unrealized
     gains (losses) on investments                      13.48              8.68            11.33          (0.68)           2.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                 14.23              9.43            12.10           0.09            3.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 0.74              0.75             0.77           0.77            0.80
   Net realized gains                                    4.14              2.10             2.36           2.17            2.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      4.88              2.85             3.13           2.94            3.23
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $55.81            $46.46           $39.88         $30.91          $33.76
====================================================================================================================================

TOTAL RETURN(a)                                         30.86%            23.55%           39.19%          0.23%           8.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                                $1,981,395        $1,525,979       $1,228,366       $900,349        $937,676
   Ratios to average net assets:
     Net investment income                               1.39%             1.71%            2.08%          2.28%           2.29%
     Expenses                                            0.09%             0.13%            0.13%          0.17%           0.11%
   Portfolio turnover rate                                 16%               12%              15%            19%             18%
   Average brokerage commission(b)                      $0.050            $0.047              N/A            N/A             N/A


----------
See Notes to Financial Highlights and Financial Statements

                                                            FINANCIAL HIGHLIGHTS

   Selected data based on a share outstanding during the year ended December 31:


Elfun Diversified Fund                               1997              1996              1995             1994              1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $17.27            $15.86            $13.24           $14.05            $13.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.56              0.54              0.53             0.47              0.48
   Net realized and unrealized
     gains (losses) on investments                    2.64              1.75              3.06            (0.51)             0.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        3.20              2.29              3.59            (0.04)             1.21
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                              0.56              0.54              0.53             0.46              0.47
   Net realized gains                                 0.75              0.34              0.44             0.31              0.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   1.31              0.88              0.97             0.77              0.70
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $19.16            $17.27            $15.86           $13.24            $14.05
====================================================================================================================================

TOTAL RETURN(a)                                      18.58%            14.40%            27.11%           (0.26%)            8.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                                $143,808          $102,157           $77,255          $57,774           $54,911
   Ratios to average net assets:
     Net investment income                            3.11%             3.41%             3.62%            3.42%             3.65%
     Expenses                                         0.22%             0.28%             0.34%            0.39%             0.39%
   Portfolio turnover rate                             100%               89%               93%              82%               25%
   Average brokerage commission(b)                   $0.028            $0.041               N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

Elfun Tax-Exempt Income Fund                         1997              1996              1995             1994              1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                  $11.61            $11.91            $10.83           $12.29            $11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.65              0.66              0.68             0.67              0.71
   Net realized and unrealized
     gains (losses) on investments                    0.43             (0.25)             1.15            (1.37)             0.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        1.08              0.41              1.83            (0.70)             1.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                              0.65              0.66              0.68             0.67              0.71
   Net realized gains                                 0.11              0.05              0.07             0.09              0.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   0.76              0.71              0.75             0.76              0.86
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $11.93            $11.61            $11.91           $10.83            $12.29
====================================================================================================================================

TOTAL RETURN(a)                                       9.59%             3.60%            17.32%           (5.77%)           12.11%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                              $1,394,734        $1,301,737        $1,312,342       $1,145,873        $1,297,256
   Ratios to average net assets:
     Net investment income                            5.52%             5.67%             5.91%            5.90%             5.79%
     Expenses                                         0.10%             0.13%             0.13%            0.13%             0.10%
   Portfolio turnover rate                              28%               22%               59%              24%               29%

----------
See Notes to Financial Highlights and Financial Statements

                                                            FINANCIAL HIGHLIGHTS


   Selected data based on a share outstanding during the year ended December 31:


Elfun Income Fund                                     1997           1996            1995           1994              1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $11.32         $11.64          $10.55         $11.68            $11.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.75           0.76            0.77           0.70              0.73
   Net realized and unrealized
     gains (losses) on investments                     0.29          (0.32)           1.09          (0.97)             0.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         1.04           0.44            1.86          (0.27)             1.11
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               0.75           0.76            0.77           0.70              0.73
   Net realized gains                                  0.00           0.00            0.00           0.16              0.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.75           0.76            0.77           0.86              1.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $11.61         $11.32          $11.64         $10.55            $11.68
====================================================================================================================================

TOTAL RETURN(a)                                        9.58%          4.01%          18.21%         (2.33%)            9.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                                 $230,963       $219,451        $218,880       $185,665          $199,478
   Ratios to average net assets:
     Net investment income                             6.56%          6.68%           6.90%          6.34%             6.10%
     Expenses                                          0.20%          0.24%           0.25%          0.30%             0.17%
   Portfolio turnover rate                              222%           201%            367%           215%              131%
------------------------------------------------------------------------------------------------------------------------------------

Elfun Money Market Fund                                1997           1996           1995           1994(c)           1993(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $1.00          $1.00           $1.00          $1.00             $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.05           0.05            0.06           0.04              0.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         0.05           0.05            0.06           0.04              0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               0.05           0.05            0.06           0.04              0.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.05           0.05            0.06           0.04              0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $1.00          $1.00           $1.00          $1.00             $1.00
====================================================================================================================================

TOTAL RETURN(a)                                        5.45%          5.23%           5.82%          4.17%             3.31%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands)                                 $167,385       $139,474        $117,506       $107,406           $59,959
Ratios to average net assets:
     Net investment income                             5.27%          5.08%           5.68%          4.20%             3.27%
     Expenses                                          0.24%          0.31%           0.30%          0.16%             0.00%

----------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs, and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the Securities Act of 1934.

(c) Had the Advisor not absorbed a portion of the expenses the net investment income per share would have been the same, the total return would have been lower, and the ratio of expenses to average net assets would have been .34%, and .39%, for the years ended December 31, 1994 and 1993, respectively.

----------
See Notes to Financial Highlights and Financial Statements


STATEMENTS OF ASSETS
AND LIABILITIES December 31, 1997
(Amounts in thousands)
                                                ELFUN                        ELFUN         ELFUN                          ELFUN
                                                GLOBAL       ELFUN        DIVERSIFIED    TAX-EXEMPT        ELFUN       MONEY MARKET
                                                 FUND        TRUSTS          FUND       INCOME FUND     INCOME FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market
     (cost $169,436; $870,349; $104,351;
     $1,247,114; $233,164; and $0,
     respectively)                             $188,716     $1,930,584       $137,938     $1,358,665       $237,357      $      0
  Short-term investments (at amortized cost)      3,437         47,567          7,220         13,962         20,422       168,073
  Cash                                               10             22             62             34            162            20
  Receivable on forward foreign
   currency contracts                                 0              0              0              0             75             0
  Foreign currency (cost $1,199;
     $170; $210; $0; $1 and
     $0, respectively)                            1,094            170            193              0              1             0
  Receivable for investments sold                    98            808          2,455              0          4,197             0
  Income receivables                                267          2,393            787         23,779          3,101           273
  Receivable for fund shares sold                   158            872             87            595            122           228
  Variation margin receivable                         0              8              0              0              0             0
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                               193,780      1,982,424        148,742      1,397,035        265,437       168,594
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Options written, at market*                         0              0              5              0             22             0
  Distributions payable to shareholders               0              0              0          1,205            233           151
  Payable upon return of securities loaned            0              0              0              0         11,342             0
  Payable for investments purchased                  15              0          4,796              0         22,480             0
  Payable for fund shares redeemed                  132            181             45            180            254           932
  Payable to GEIC                                   141            848             88            916            203           126
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                              288          1,029          4,934          2,301         34,534         1,209
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      193,492      1,981,395        143,808      1,394,734        230,903       167,385
====================================================================================================================================
NET ASSETS CONSIST OF:
  Capital paid in                              $174,606       $915,697       $110,295     $1,283,188       $225,164      $167,372
  Undistributed net investment income                 0            364              0              0            536            13
  Accumulated net realized gain (loss)             (285)         5,312            (56)            (5)           911             0
  Net unrealized appreciation /
   (depreciation) on:
     Investments                                 19,280      1,060,235         33,587        111,551          4,193             0
     Futures                                          0           (212)             0              0              0             0
     Written options                                  0              0              0              0              3             0
     Foreign currency related transactions         (109)            (1)           (18)             0             96             0
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $193,492     $1,981,395       $143,808     $1,394,734       $230,903      $167,385
====================================================================================================================================
Shares outstanding (Par value $10; $10;
  $10; $10; $10; and $1, respectively)           11,381         35,499          7,505        116,901         19,893       167,386

Net asset value, offering and
  demption price per share                       $17.00         $55.81         $19.16         $11.93         $11.61         $1.00


* Premiums received for the Elfun Diversified Fund and Elfun Income Fund were $5 and $25, respectively.

----------
See Notes to Financial Statements

                                      50&51


STATEMENTS OF OPERATIONS

For the year ended December 31, 1997 (Amounts in thousands)

                                               ELFUN                      ELFUN           ELFUN                           ELFUN
                                               GLOBAL        ELFUN      DIVERSIFIED      TAX-EXEMPT      ELFUN        MONEY MARKET
                                                FUND        TRUSTS         FUND         INCOME FUND    INCOME FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME:
    Dividends                                 $ 2,884       $ 22,949      $ 1,072        $     0       $   496         $    0
    Interest                                      130          3,812        3,182         75,293        14,606          8,649
    Less: Foreign taxes withheld                 (271)          (288)         (44)             0             0              0
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCOME                                  2,743         26,473        4,210         75,293        15,102          8,649
------------------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
    Administration expenses                       182            626           93            730           151             78
    Shareholder servicing agent expenses           53            175           32             85            47             32
    Transfer agent expenses                       134            390           76            248           159            190
    Custody and accounting expenses                45            245           34            199            50             38
    Professional fees                              38            110           31            108            38             33
    Registration, filing, printing and
      miscellaneous expenses                       10             47           16              5             0              7
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                  462          1,593          282          1,375           445            378
------------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME                         2,281         24,880        3,928         73,918        14,657          8,271
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS REALIZED GAIN (LOSS) ON:
    Investments                                19,868        149,723        5,137         12,568         2,127              0
    Futures                                         0         (9,570)           0              0           (19)             0
    Written options                                 0              0           13              0            71              0
    Foreign currency related transactions        (614)            56          (60)             0           750              0
  INCREASE (DECREASE) IN UNREALIZED
    APPRECIATION/DEPRECIATION ON:
      Investments                              (6,460)       308,646       12,098         35,899         2,708              0
      Futures                                       0            718            0              0           (17)             0
      Written options                               0              0            0              0             3              0
      Foreign currency related transactions      (105)            (3)         (16)             0            19              0
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    on investments                             12,689        449,570       17,172         48,467         5,642              0
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                 $14,970       $474,450      $21,100       $122,385       $20,299         $8,271
====================================================================================================================================






----------

See Notes to Financial Statements

                                       52&53

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997 and 1996 (Amounts in thousands)


------------------------------------------------------------------------------------------------------------------------------------
                                                                        ELFUN
                                                                        GLOBAL                           ELFUN
                                                                         FUND                            TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                1997             1996            1997             1996
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income                                    $  2,281          $ 2,252         $ 24,880       $   23,752
    Net realized gain (loss) on investments, futures,
      written options, and foreign currency
      related transactions                                     19,254           13,068          140,209           69,213
    Net increase (decrease) in unrealized
      appreciation/depreciation                                (6,565)           8,966          309,361          200,771
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from operations                               14,970           24,286          474,450          293,736
------------------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                      (1,686)          (2,094)         (24,572)         (23,765)
    Net realized gains                                        (20,126)         (13,195)        (137,817)         (66,151)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                         (21,812)         (15,289)        (162,389)         (89,916)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
    operations and distributions                               (6,842)           8,997          312,061          203,820
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares                               30,328           30,141          146,134          114,193
    Value of distributions reinvested                          20,353           14,450          119,192           65,350
    Cost of shares redeemed                                   (26,650)         (19,547)        (121,971)         (85,750)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from share transactions                         24,031           25,044          143,355           93,793
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                      17,189           34,041          455,416          297,613

NET ASSETS
  Beginning of year                                           176,303          142,262        1,525,979        1,228,366
------------------------------------------------------------------------------------------------------------------------------------
  End of year                                                $193,492         $176,303       $1,981,395       $1,525,979
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
  END OF YEAR                                                      $0              $24             $364               $1

------------------------------------------------------------------------------------------------------------------------------------
 CHANGES IN FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                                                     1,608            1,702            2,766            2,609
Issued for distributions reinvested                             1,210              820            2,181            1,382
Shares redeemed                                                (1,413)          (1,092)          (2,293)          (1,946)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                                     1,405            1,430            2,654            2,045
====================================================================================================================================



----------
See Notes to Financial Statements





------------------------------------------------------------------------------------------------------------------------------------
               ELFUN                        ELFUN                                                      ELFUN
            DIVERSIFIED                   TAX-EXEMPT                     ELFUN                      MONEY MARKET
                FUND                      INCOME FUND                  INCOME FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
      1997           1996           1997           1996           1997           1996           1997           1996
------------------------------------------------------------------------------------------------------------------------------------



   $  3,928       $  3,038       $ 73,918       $ 72,786       $ 14,657       $ 14,393       $  8,271       $  6,349


      5,090          1,958         12,568          2,540          2,929           (809)             0              0

     12,082          7,043         35,899        (29,865)         2,713         (5,245)             0              0
------------------------------------------------------------------------------------------------------------------------------------
     21,100         12,039        122,385         45,461         20,299          8,339          8,271          6,349
------------------------------------------------------------------------------------------------------------------------------------


     (3,910)        (3,013)       (73,918)       (72,817)       (14,676)       (14,391)        (8,271)        (6,349)
     (5,216)        (1,930)       (12,571)        (5,353)             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
     (9,126)        (4,943)       (86,489)       (78,170)       (14,676)       (14,391)        (8,271)        (6,349)
------------------------------------------------------------------------------------------------------------------------------------

     11,974          7,096         35,896        (32,709)         5,623         (6,052)             0              0
------------------------------------------------------------------------------------------------------------------------------------

     33,170         21,433        106,866         67,712         28,332         25,974        183,354        157,968
      8,588          4,659         59,947         53,431         12,221         11,811          7,843          5,936
    (12,081)        (8,286)      (109,712)       (99,039)       (34,724)       (31,162)      (163,286)      (141,936)
------------------------------------------------------------------------------------------------------------------------------------
     29,677         17,806         57,101         22,104          5,829          6,623         27,911         21,968
------------------------------------------------------------------------------------------------------------------------------------
     41,651         24,902         92,997        (10,605)        11,452            571         27,911         21,968


    102,157         77,255      1,301,737      1,312,342        219,451        218,880        139,474        117,506
------------------------------------------------------------------------------------------------------------------------------------
   $143,808       $102,157     $1,394,734     $1,301,737       $230,903       $219,451       $167,385       $139,474
====================================================================================================================================

         $0            $39             $0             $0           $536           $353            $13            $13

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

     1,773          1,270          9,112          5,845          2,488           2,300        183,354        157,969
       453            268          5,105          4,622          1,075           1,050          7,843          5,936
      (636)          (495)        (9,399)        (8,577)        (3,056)         (2,771)      (163,286)      (141,936)
------------------------------------------------------------------------------------------------------------------------------------
     1,590          1,043          4,818          1,890            507             579         27,911         21,969
====================================================================================================================================



                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997




1. Organization of the Funds

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940 (as amended) (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.


2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

Elfun Money Market Fund values its securities using the amortized cost method, in accordance with Rule 2a-7 of the 1940 Act, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997



INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, tax-exempt income, and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Elfun Tax-Exempt Income Fund incurred and elected to defer net capital losses of $116,468.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax-exempt bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method. On tax-exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax-exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.


EXPENSES

Expenses of the Funds which are directly identifiable to a specific fund are allocated to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by General Electric Investment Corporation ("GEIC"), investment adviser to the Funds, and reimbursed by the Funds.


DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses on wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable cap loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997


WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. When the Forward is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


REPURCHASE AGREEMENTS

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


FUTURES AND OPTIONS

The Funds, other than the Elfun Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997


Upon entering into a futures contract, the Funds are required to segregate with the Funds' custodian either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive lender fees. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3. FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES

During 1997, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, GEIC, as investment adviser and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.


4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

   (Dollars in Thousands)

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1997, were as follows:

                       GROSS               GROSS               NET
                       UNREALIZED          UNREALIZED          UNREALIZED
                       APPRECIATION        DEPRECIATION        APPRECIATION
--------------------------------------------------------------------------------

Elfun Global Fund        $   30,794         $11,514            $   19,280
Elfun Trusts              1,067,813           7,578             1,060,235
Elfun Diversified
   Fund                      35,150           1,563                33,587
Elfun Tax-Exempt
   Income Fund              111,551               0               111,551
Elfun Income Fund             4,925             732                 4,193

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1997.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997



5.   OPTIONS
     (CONTRACTS AND DOLLARS IN THOUSANDS)

During the year ended December 31, 1997, the following option contracts were written:


                       ELFUN DIVERSIFIED FUND              ELFUN INCOME FUND
                      -------------------------       --------------------------
                      NUMBER                          NUMBER
                      OF CONTRACTS      PREMIUM       OF CONTRACTS     PREMIUM
--------------------------------------------------------------------------------

Balance as of
  December 31, 1996         0           $   0                0         $   0

Written                 5,173              17           28,339            97

Closed and
  Expired              (3,693)            (12)         (20,989)          (71)
                        -----           -----          -------        ------

Exercised                   0               0                0             0

Balance as of
  December 31, 1997     1,480           $   5            7,350        $   26
                        =====           =====            =====        ======


6.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the year ended December 31, 1997, were as follows:

                            PURCHASES               SALES
--------------------------------------------------------------------------------

Elfun Global Fund           $ 162,307           $ 156,898
Elfun Trusts                  263,603             270,238
Elfun Diversified Fund         59,222              39,504
Elfun Tax-Exempt
  Income Fund                 394,985             361,986
Elfun Income Fund              99,889              83,819


The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the year ended December 31, 1997, were as follows:

                            PURCHASES             SALES
--------------------------------------------------------------------------------

Elfun Trusts                 $  2,546           $  4,771
Elfun Diversified Fund         85,151             73,656
Elfun Income Fund             422,411            416,496


7. SECURITY LENDING

At December 31, 1997, the Elfun Income Fund loaned securities having a value, including accrued interest, of approximately $11,196,937 and received $11,430,639 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short-term investments at December 31, 1997.

                        INDEPENDENT AUDITORS' REPORT


KPMG Peat Marwick LLP


To the Board of Trustees and
Shareholders of the Elfun Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


/s/  KPMG Peat Marwick LLP

New York, New York
February 13, 1998

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                                       62

                      [This Page Intentionally Left Blank]

                         Elfun Funds Investment Team

Portfolio Managers

ELFUN GLOBAL FUND
Ralph R. Layman
Michael J. Solecki

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
ELFUN MONEY MARKET FUND
Team led by
Robert A. MacDougall

Investment Adviser
General Electric Investment Corporation


Independent Auditors
KPMG Peat Marwick LLP


Custodian
State Street Bank & Trust Company


Shareholder Servicing Agent
Address all inquiries to:
GE Investments
P.O. Box 419631
Kansas City, MO 64141-6631


Officers of the Investment Adviser
John H. Myers, Trustee,
Chairman of the Board and President,
General Electric Investment Corporation

Eugene K. Bolton, Trustee, EVP, Domestic Equities

Michael J. Cosgrove, Trustee, EVP, Mutual Funds

Ralph R. Layman, Trustee, EVP, International Equities

Alan M. Lewis, Trustee, EVP, General Counsel and Secretary

Robert A. MacDougall, Trustee, EVP, Fixed Income

Geoffrey R. Norman, EVP, Institutional Marketing

Thomas J. Szkutak, Trustee, EVP, Chief Financial Officer

Donald W. Torey, Trustee, EVP, Alternative Investments and Real Estate

                              SHAREHOLDER SERVICES

Shareholder Services has embarked on an ambitious program of service upgrades which will be apparent to all our shareholders in the coming months. Among the areas of improvement are our telephone technology, account transactional processing and universal availability of our daily fund prices in the media. Our first order of business was to redesign and improve the Automated Voice Response System, which is accessed nearly one million times a year (over 3,500 calls per day). These numbers show us that our share-holders find this service critical in making investment decisions.

The new user-friendly Automated Voice Response System, is available 24 hours a day, 7 days a week. Here is a brief list of the various functions including a simplified and expanded menu selection:

     o Obtain information on prices, yields and returns - current as well as historical

     o Create a personal portfolio to hear prices, yields and returns only of funds you own or funds you may wish to track

     o Obtain account balance information - individual investments and total portfolio

     o Hear seasonal information with details of upcoming activities, mailings and other items of interest to shareholders.

We hope you will be pleased with this service upgrade and we welcome your comments and suggestions.


                           INFORMATION AND ASSISTANCE

         Inquiry Center hours: Monday to Friday 8:30 AM -- 5:00 PM

         Shareholder Services: 1-800-242-0134



--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Elfun Funds
3003 Summer Street
Stamford, CT 06904-7900

Bulk Rate
U.S. Postage
PAID
Canton, MA
Permit No. 313


Distributed by GE Investment Distributors, Inc.,
member NASD and SIPC                ELF-2 (2/98)